                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
           of the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------

     5)  Total fee paid:
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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
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
                        SCHRODER ASIAN GROWTH FUND, INC.
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019

                                                                   July 29, 1997

Dear Fellow Stockholder:


    The enclosed proxy statement contains two proposals. Proposal No. 1 requests your vote to convert the Fund from a closed-end to an open-end investment company (the "Conversion"). YOUR BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE CONVERSION, I.E., PROPOSAL NO. 1. Converting to an open-end structure will eliminate the discount between market price and net asset value of the Fund's shares.


    The key features of the Conversion are:

    - Stockholders will be able to buy and sell their shares at a price based on net asset value. Post-Conversion purchases may be subject to a front-end sales charge when purchased through a broker. For the benefit of remaining stockholders, redemptions during the first six months after Conversion will be subject to a 2.00% redemption fee (to be retained by the Fund) to help stabilize assets and to offset portfolio transaction costs.

    - There will be no change in the Fund's investment objective and strategy. Schroder Capital Management International Inc. ("SCMI") will continue to be the investment adviser for the Fund's investment portfolio.


    - To give the Fund the potential to benefit from economies of scale, the Fund will operate in a Core-and-Gateway-SM- fund-of-funds structure by investing its assets in two investment companies which together have the same investment policies as the Fund. The proxy statement describes this structure in detail.



    - The Conversion will not result in an increase in the aggregate management fee rates payable to SCMI. The total expenses are expected to be comparable to those of other open-end funds similar to the Fund. The total expense ratio will increase as a result of the higher costs of operating an open-end fund, such as the costs of daily pricing, transaction processing and shareholder servicing.


    - Stockholders will have the opportunity to exchange among all funds in the Schroder family of open-end funds. SCMI and its affiliate, Schroder Capital Management Inc., currently manage eleven other open-end funds, including a broad selection of U.S. and international equity funds.


    A favorable vote of holders of two-thirds of the outstanding shares of the Fund is required to approve the Conversion. A percentage this high can be difficult to obtain. We encourage you to vote promptly. If you do not, you may receive a phone call from Shareholder Communications Corporation, proxy solicitors whom the Fund has engaged to gather stockholder votes. BY READING THE PROXY STATEMENT AND VOTING NOW, YOU HELP THE FUND AVOID THE ADDED COSTS OF PROLONGED SOLICITATION AND POSSIBLE ADJOURNMENT IN ORDER TO CONTINUE GATHERING VOTES. See the proxy statement for complete instructions on how to vote.



    In view of the possibility that the Conversion may not be approved, YOUR DIRECTORS STRONGLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL NO. 2, a proposal to eliminate the Fund's undertaking to attempt to reduce the discount by means of annual tender offers. The cost to the Fund of the 1997 tender offer was approximately $338,000 in additional Fund expenses, and the Fund's discount returned to historical levels following the expiration of the tender offer. The Board recommends Proposal No. 2 because it believes that tender offers impose costs and burdens that are not justified by their limited impact on the discount for the duration of the tender.

    SCMI believes that the economic growth outlook for Asia remains very positive based on increasing industrialization in the region, which supports rising disposable income, strong consumer demand and positive corporate expectations. We believe that Schroder Asian Growth Fund can continue to play an important part in your global investment portfolio.


    Finally, with deep regret, I report to you that Madelon DeVoe Talley, one of your Directors, died in an automobile accident on July 18, 1997. On behalf of all of the Fund's Directors, officers, and stockholders, I would like here to acknowledge her capable stewardship and her collegiality, both of which will be greatly missed.


    Thank you for your continued interest in the Fund.


                                          /s/ I. PETER SEDGWICK


                                          I. Peter Sedgwick

                                          Chairman

                        SCHRODER ASIAN GROWTH FUND, INC.
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 17, 1997

TO THE STOCKHOLDERS OF

  SCHRODER ASIAN GROWTH FUND, INC.:

    Notice is hereby given that a Special Meeting of Stockholders of Schroder Asian Growth Fund, Inc. (the "Fund") will be held at the offices of the Fund, 787 Seventh Avenue, Third Floor Auditorium, New York, New York 10019 on Wednesday, September 17, 1997, at 4:00 p.m. for the following purposes:


    (1) To approve Proposal No. 1, a proposal to convert the Fund from a closed-end investment company to an open-end investment company (the "Conversion"). Approval of this proposal includes approval of each of the following:



           (a) amending the fundamental policies of the Fund to enable the Fund to participate in an open-end "Core and Gateway-SM- Fund Structure" described in more detail in the accompanying Proxy Statement;



           (b) approving new investment advisory agreements with Schroder Capital Management International Inc., the Fund's investment adviser, to take effect upon the Conversion;



           (c) changing the Fund's subclassification under the Investment Company Act of 1940 from a closed-end company to an open-end company in order to effect the Conversion; and



           (d) adopting an Agreement and Plan of Reorganization pursuant to which the Fund would reorganize from a Maryland corporation into a Delaware business trust.


       THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL NO. 1.


    (2) To approve Proposal No. 2, a proposal to eliminate the undertaking, made in the Fund's prospectus dated December 22, 1993 (the "Prospectus"), that the Fund will conduct annual tender offers for its shares under the terms and conditions set forth in the Prospectus.



       THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL NO. 2.

    (3) To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

    The Board of Directors has fixed the close of business on July 18, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof.


    You are cordially invited to attend the Special Meeting of Stockholders. Whether or not you expect to attend the Special Meeting in person, you are requested to cast your vote. If we have not received your vote after a reasonable period of time, you may receive a call from a representative of Shareholder Communications Corporation, the Fund's proxy solicitation agent (the "Proxy Solicitation Agent") asking you to cast your vote over the phone or by facsimile. If you have any questions or require another ballot, please contact them at 1-800-733-8481 EXTENSION 484.


    The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By order of the Board of Directors


                                          /s/ MARGARET H. DOUGLAS-HAMILTON


                                          Margaret H. Douglas-Hamilton

                                                   Secretary

New York, New York


Dated: July 29, 1997




--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT.

    Please indicate your voting instructions on the enclosed proxy card, sign and return it as soon as possible using the envelope provided. If you have any questions, please contact the Proxy Solicitation Agent, toll-free at 1-800-733-8481 EXTENSION 484. Your prompt response benefits all stockholders.
--------------------------------------------------------------------------------

                                PROXY STATEMENT
                        SCHRODER ASIAN GROWTH FUND, INC.
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019
                        SPECIAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 17, 1997
                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Schroder Asian Growth Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Special Meeting of Stockholders of the Fund (the "Special Meeting") to be held at 787 Seventh Avenue, Third Floor Auditorium, New York, New York 10019, on Wednesday, September 17, 1997, at 4:00 p.m.


     Only stockholders of record at the close of business on July 18, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. The Notice of Special Meeting, this Proxy Statement and the proxy were mailed on or about July 29, 1997 to stockholders of record on the Record Date.





    Stockholders are entitled to one vote for each full share of Common Stock, par value $0.01 per share ("Common Stock"), of the Fund held as of the Record Date, on each matter submitted to a vote at the Special Meeting, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 16,107,100 shares of Common Stock. To the knowledge of the management of the Fund, no person beneficially owned more than 5% of the Fund's outstanding shares of Common Stock at such date.



    You may vote in person at the Special Meeting or return your signed proxy card in the envelope provided. If we have not received your proxy as the meeting date approaches, you may receive a call from Shareholder Communications Corporation, the Fund's proxy solicitation agent (the "Proxy Solicitation Agent") reminding you to vote. If you have any questions, please call them, TOLL-FREE AT 1-800-733-8481 EXTENSION 484.

                                 PROPOSAL NO. 1
                             CONVERSION OF THE FUND
                       TO AN OPEN-END INVESTMENT COMPANY
                                    SUMMARY

GENERAL DESCRIPTION OF THE CONVERSION


    Proposal No. 1 seeks the approval of the Fund's stockholders for the conversion of the Fund into an open-end Core and Gateway-SM- Fund Structure (the "Conversion"), eliminating the Fund's market price discount and permitting the Fund to invest its assets in other investment companies managed by the Fund's investment adviser. The Fund would operate through a fund-of-funds structure in which the Fund will be a "gateway fund" investing in two "core" funds. To effect the Conversion, the Fund will contribute assets invested in Asian countries other than Japan to a "core" fund, the Asia ex-Japan Core Portfolio (the "Asia Core"), and will contribute assets invested in Japan to a second "core" fund, the Japan Core Portfolio (the "Japan Core"). Thereafter, the Fund will replicate its current investment objective by investing in these two core portfolios (the "Core Portfolios") in proportions consistent with the Fund's investment objective. If Proposal No. 1 is approved, the Fund's investment objective and strategy will remain the same, and Schroder Capital Management International Inc. ("SCMI"), the Fund's investment adviser, will continue to be the Fund's investment adviser. In connection with the Conversion, the Fund will enter into new investment advisory agreements with SCMI. It is currently expected that the Conversion will be completed during the first calendar quarter of 1998.




    The Fund is presently organized as a closed-end fund with shares listed for trading on the New York Stock Exchange (the "NYSE"). The Fund does not continuously purchase or redeem its shares. If the Fund converts to an open-end structure, stockholders will be able to realize the value of their shares by redeeming them from the Fund at net asset value ("NAV") (subject to any applicable redemption fees), so that there will not be any market price discount from NAV. In view of this result, by voting to approve the Conversion, stockholders will also authorize the Fund to suspend the Fund's annual tender offer undertaking for a period of up to nine months pending completion of the Conversion. The Conversion requires that the Fund change its classification from a closed-end fund to an open-end fund.


    The Board of Directors of the Fund, including all of the Directors (the "Independent Directors") who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), have unanimously approved the Conversion and related matters. THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF PROPOSAL NO. 1.


    As part of the Conversion, the Fund will reorganize as a Delaware business trust. Other open-end mutual funds (the "Schroder family of funds") distributed by Schroder Fund Advisors Inc. ("SFA"), an affiliate of SCMI, are also organized as Delaware business trusts. The Fund will have one class of shares of beneficial interest ("Class A shares"), but will be authorized to issue additional classes. Stockholders of the Fund will become shareholders of the Delaware business trust and will receive Class A shares in the Conversion.



    The Class A shares will be subject to (i) an asset-based shareholder servicing fee of 0.25% per annum, and (ii) for Class A shares purchased after the Conversion through brokers or other financial intermediaries, a front-end sales charge based on the size of the purchase. The maximum sales charge will be 5.25% of the amount purchased, declining to no charge for purchases of amounts over $1,000,000. During the first six months after the Conversion, there will also be a redemption fee of 2.00% on redemptions of Class A shares received by stockholders of the Fund in the Conversion. The purpose of this redemption fee, which will be paid to the Fund, is to stabilize the assets of the Fund during the first six months after the Conversion and to offset the brokerage and other costs incurred by the Fund in meeting possibly heavy redemption requests. This redemption fee may be reduced or terminated at any time in the discretion of the Board of Directors.



    Class A shares will be exchangeable for the class of shares available to retail investors in the no-load funds in the Schroder family of funds. If Class A shares are exchanged for such shares during the first six months after the Conversion, the Fund's 2.00% redemption fee will apply to such exchanges.



WHY THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THE CONVERSION


    The Fund was organized in December 1993 as a closed-end fund. Since the commencement of the Fund's operations, the Fund's shares have usually traded on the NYSE at a discount from NAV. The Board of Directors of the Fund determined, as stated in the Fund's prospectus dated December 22, 1993 (the "Prospectus"), that it would be in the best interests of stockholders to take action to attempt to reduce or eliminate such a discount. In accordance with terms of the Prospectus, the Fund conducted a tender offer for its shares during the first calendar quarter of 1997. Nonetheless, since the completion of the tender offer, the Fund's shares have continued to trade at a discount that is not narrower than the discount prior to the commencement of the tender offer.



    The Board of Directors has considered various methods of seeking to narrow the Fund's discount, including adoption of a discretionary or interval repurchase policy, open market repurchases of shares, adoption of a guaranteed or managed distribution program, merger with other funds, and reorganization into two or more funds. The Board of Directors concluded that such other methods would not address the Fund's discount as effectively as the Conversion would. The Conversion will allow stockholders to purchase and redeem shares from the Fund at NAV on any business day (subject to applicable redemption fees), thereby eliminating any discount. The Board of Directors also considered the potential benefits of the Conversion and its potential impact on the Fund's investment program and expenses, including assurances provided by SCMI that SCMI does not expect that the Conversion would result in any material change in (i) the manner in which the Fund's investment strategy is implemented or (ii) the investment opportunities that are made available to the Fund.


CERTAIN QUESTIONS STOCKHOLDERS MAY HAVE ABOUT THE CONVERSION

    Stockholders may have certain questions about how the Conversion will affect the Fund and its stockholders. A number of relevant questions and answers to those questions are found below.


    WILL THE FUND'S INVESTMENT OBJECTIVE OR POLICIES CHANGE? The Fund's investment objective, which is to seek long-term capital appreciation through investment principally in equity securities of Asian companies, will not change as a result of the Conversion. Some of the Fund's investment policies require modification so that it may seek to realize its objective within the Core and Gateway Fund Structure by allocating its investments between the Japan Core and the Asia Core.




    WHAT ARE THE ANTICIPATED COSTS OF THE CONVERSION? The Fund will use all reasonably practicable measures to keep expenses at a minimum. However, there will be costs associated with the Conversion, many of which will be nonrecurring, including costs associated with requesting a ruling from the Internal Revenue Service (the "IRS") as well as other legal expenses, the preparation, mailing and solicitation of this Proxy Statement, the cost of retaining the Proxy Solicitation Agent, and the cost of converting to a new transfer agent for operating the Fund as an open-end investment company. It is anticipated that such costs will total approximately $410,000, and that substantially all of these costs will be incurred by the Fund prior to the effective date of the Conversion.



    Following the Conversion, the Fund will incur some operating costs that it does not bear as a closed-end fund. For example, as an open-end fund, the Fund will incur costs in connection with calculating the Fund's NAV daily instead of weekly, transfer agency costs associated with daily trade processing and related shareholder servicing, the preparation and distribution of an updated registration statement and prospectus at least annually as required by federal securities laws (including printing and mailing costs), and the payment of necessary annual registration fees for the sale of shares under federal and state securities laws. For additional information, see the table appearing under the caption "HOW WILL THE FUND'S EXPENSES BE AFFECTED?" at page 8. The Fund's expenses could be substantially higher if there are substantial redemptions following the Conversion.




    WHEN IS THE CONVERSION EXPECTED TO TAKE PLACE? If the stockholders approve the Conversion, the Fund will seek to complete the Conversion as soon as reasonably practicable following the Special Meeting. It is currently expected that the Conversion will be completed during the first calendar quarter of 1998. However, completion of the Conversion in this time frame is not assured. By voting to approve the Conversion, stockholders will also authorize the Fund to suspend the Fund's annual tender offer undertaking (a description of which can be found in Proposal No. 2) for a period of up to nine months pending completion of the Conversion.



    WHAT ARE THE TAX CONSEQUENCES OF THE CONVERSION? The Conversion will not occur unless the Fund receives both an opinion from its tax counsel to the effect that no gain or loss will be recognized by the stockholders of the Fund or the Fund for federal income tax purposes as a result of the Fund's reorganization as a Delaware business trust, and an IRS ruling, or an opinion from the Fund's tax counsel, to the effect that no gain or loss will be recognized by the Fund for federal income tax purposes as a result of the Fund's contribution of assets to the Core Portfolios. For additional information, see the discussion appearing under the captions "WHAT ARE THE TAX CONSEQUENCES OF CONVERSION TO THE CORE AND GATEWAY FUND STRUCTURE?" at page 10, and "WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION AS A DELAWARE BUSINESS TRUST?" at page 27. A stockholder redeeming shares after the Conversion (including by way of any exchange) will recognize gain (or loss) to the extent that the redemption proceeds are greater (or less) than such stockholder's adjusted tax basis in the shares that are redeemed, in the same way that a stockholder selling shares would have recognized gain (or loss) prior to the Conversion.



    HOW ARE OPEN-END FUND SHARES PURCHASED AND REDEEMED? Shares can be purchased through broker-dealers or other financial intermediaries on any business day, subject to applicable sales charges. Holders of shares of open-end funds generally have the right to redeem their shares at NAV (less any applicable redemption fees). Payment for redemptions of shares will normally be made within seven days after receipt of a proper request for redemption (in accordance with redemption procedures to be specified in the Fund's new prospectus, which will be provided to stockholders if the Conversion is completed). Such payment may be postponed or the right of redemption suspended at times (a) when trading on the NYSE is restricted or that exchange is closed, (b) when an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (c) during any other period when the Securities and Exchange Commission ("SEC"), by order, so permits.



    WHAT VOTE IS REQUIRED TO APPROVE THE CONVERSION? A vote "FOR" Proposal No. 1 will constitute a vote "FOR" each element of the Conversion. Approval of the Conversion requires the affirmative vote of holders of two-thirds of the outstanding shares of the Fund, the vote required under the Articles of Amendment and Restatement of the Fund (the "Articles") and under the Maryland General Corporation Law (the "MGCL") to approve the changing of the Fund's classification under the 1940 Act from a closed-end company to an open-end company and the reorganization of the Fund into a Delaware business trust. This vote also authorizes the new advisory agreements with SCMI and amending the Fund's fundamental policies to authorize the open-end Core and Gateway Fund Structure. Abstentions and broker non-votes will have the effect of votes against the Conversion.


                  ADDITIONAL INFORMATION ABOUT THE CONVERSION

    A. PARTICIPATION IN THE CORE AND GATEWAY FUND STRUCTURE


    In order for the Fund to participate in the proposed Core and Gateway Fund Structure, the Fund's present fundamental policies must be amended to permit the Fund to invest its assets through a fund-of-funds structure in the Japan Core and the Asia Core and to conform the Fund's fundamental policies to the requirements under the 1940 Act if the Fund operates in an open-end structure. A VOTE FOR PROPOSAL NO. 1 WILL INCLUDE A VOTE TO APPROVE THE AMENDMENTS TO THE FUND'S FUNDAMENTAL POLICIES.



SUMMARY OF THE CORE AND GATEWAY FUND STRUCTURE


    "Core and Gateway"-SM- is a registered service mark of Forum Financial Services, Inc. The following illustration compares a traditional open-end fund structure to the Core and Gateway Fund Structure proposed for the Fund.



[Graphic]
Comparison of Traditional, Master-Feeder and Fund-of-Funds Structures.



*The Fund proposes to utilize the fund-of-funds structure.

    The Fund would operate in a fund-of-funds structure as a "gateway fund" investing in two Core Portfolios. Other gateway entities (including registered investment companies and other institutional investors) could invest in either or both of the Core Portfolios, potentially leading to economies of scale and greater asset growth at the core level. As shown in the chart above, a "gateway fund" or another investor that invests in a single Core Portfolio would be investing through a "master-feeder" structure. Fixed operating costs borne in whole or in part directly by a Core Portfolio in which the Fund invests would be indirectly shared pro rata by the Fund and other investors in such Core Portfolio. A larger asset base may also enable a Core Portfolio to purchase investment securities in larger denominations, resulting in possible reductions in certain transactional and custodial expenses. There are presently no investors in the Core Portfolios. There can be no assurance that there will be additional investors (other than SCMI and Forum Administrative Services, LLC ("Forum"), which will make the initial investment in each Core Portfolio required for federal income tax purposes) or that the presence of additional investors will result in economies of scale or net asset growth of the Core Portfolios.



FACTORS CONSIDERED BY THE BOARD OF DIRECTORS



    In approving the proposal authorizing the investment of the assets of the Fund in the Core Portfolios, the Board of Directors considered, among other things, (i) the fact that the Schroder family of funds employs a Core and Gateway structure offering the potential to achieve certain efficiencies, and
(ii) the possibility that the Fund would benefit from economies of scale in the Core Portfolios through the potential growth of assets in other gateway funds, which may target different classes of investors or offer different investment products than the Fund. The Board of Directors also took into account the expected increase in the Fund's expense ratio under the Core and Gateway Fund Structure that would result from, among other things, decreases in the Fund's assets due to redemptions and higher transfer agency costs (and any corresponding decrease in costs, such as the absence of NYSE listing fees).


    If Proposal No. 1 is approved by stockholders, the Board of Directors retains the right to delay or not to proceed with the Conversion if the Board of Directors determines that it would no longer be in the best interests of the Fund and its stockholders.

CERTAIN QUESTIONS STOCKHOLDERS MAY HAVE ABOUT THE CORE AND GATEWAY FUND
  STRUCTURE

    Stockholders may have questions about how the Core and Gateway Fund Structure will affect the Fund and its stockholders. A number of relevant questions and answers to those questions are found below.


    WHAT IS THE STRUCTURE OF THE CORE PORTFOLIOS? At the Conversion, the Fund will contribute assets invested in Asian countries other than Japan to the Asia Core and will contribute assets invested in Japan to the Japan Core. In exchange for these contributions, the Fund will receive interests representing its ownership interest in these Core Portfolios. Both the Japan Core and the Asia Core are organized as series of Schroder Capital Funds ("SCF"), a Delaware business trust registered as an open-end investment company with the SEC. Cash or cash equivalents held by the Fund will be contributed to the Core Portfolios in proportion to the securities and other non-cash assets contributed or retained by the Fund as determined by SCMI. Prior to the Conversion, the Core Portfolios will not hold investments or assets other than the initial investments by SCMI and Forum made to meet applicable federal tax requirements. Therefore, upon completion of the Conversion, the Fund's investments will be substantially identical to its investments before the Conversion, by virtue of the interests the Fund will hold in the two Core Portfolios. Each Core Portfolio will calculate its NAV as of 4:00 p.m. (New York City time), Monday through Friday, each business day that the NYSE is open for trading.

    The Fund will allocate its investments between the Japan Core and the Asia Core in accordance with the same investment objective and policies as the Fund now has. The investment objective of the Fund is to seek long-term capital appreciation. As a matter of fundamental policy, the Fund invests at least 65% of its total assets in equity securities of Asian companies, including Japanese companies. The Fund has no predetermined policy on the allocation of funds for investment among countries. The investment objective of both the Asia Core and the Japan Core is to seek long-term capital appreciation. The Asia Core invests mainly in equity securities of Asian companies other than Japan. For this purpose, "Asian companies" includes companies (i) organized under the laws of China, Hong Kong S.A.R., India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, or Thailand, or any other countries or territories in the Asian region located south of the border of the former Soviet Union, east of the borders of Afghanistan and Iran, north of the Australia subcontinent and west of the International Date Line that permit foreign investors to participate in their stock markets (the "Asian Countries"); or (ii) that, regardless of where organized, (A) derive at least 75% of their revenues from goods produced or sold, investments made or services performed in Asian Countries, or (B) maintain at least 75% of their assets in Asian Countries. The Japan Core invests mainly in equity securities of Japanese companies, that is, companies that (i) are organized under the laws of Japan,
(ii) derive at least 75% of their revenues from goods produced or sold, investments made or services performed in Japan, or (iii) maintain at least 75% of their assets in Japan.


HOW WILL THE FUND'S SERVICE ARRANGEMENTS BE AFFECTED BY
  THE CORE AND GATEWAY FUND STRUCTURE?


    INVESTMENT ADVISER. SCMI will remain the investment adviser to the Fund pursuant to new investment advisory agreements to take effect upon the Conversion. See the discussion of these agreements and the associated fees under Part B, "APPROVAL OF NEW ADVISORY AGREEMENTS," beginning at page 13. SCMI will also serve as investment adviser to the Core Portfolios.



    DISTRIBUTOR. As an open-end fund following the Conversion, the Fund will need to retain a distributor. In order to integrate the Fund into the operations of the Schroder family of funds following the Conversion, the Board of Directors, and by separate vote the Independent Directors, approved a form of Distributor's Contract to be entered into by the Fund and by SFA, as distributor. SFA is registered as a broker-dealer with the SEC and under applicable state laws. Pursuant to the Distributor's Contract, SFA may sell shares of the Fund as agent for the Fund. At the present time, because the Fund is closed-end, there is no distributor of Fund shares. SFA will not receive any fees from the Fund for serving as distributor, but may be entitled to retain a portion of the front-end sales charge, where applicable.


    ADMINISTRATOR. Pursuant to an administrative services agreement with the Fund, Princeton Administrators, L.P. currently provides administrative services to the Fund. The fees paid under the administrative services agreement are the greater of (a) $150,000 per annum ($12,500 per month) or (b) an annual rate of
(i) 0.25% of average weekly net assets up to and including $300 million and (ii) 0.22% of average weekly net assets in excess of $300 million.


    The Fund's administrative arrangements would be integrated into the existing administrative arrangements for the Schroder family of funds. This integration is intended to reduce duplication of management efforts in terms of supervision, monitoring and reporting. Accordingly, SFA, which is the administrator for the Schroder family of funds, will also act as administrator for the Fund and as such will be responsible for, among other things, (i) preparation of stockholder reports and communications,
(ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions, and (iii) general supervision of the operations of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. SFA will also be responsible for administration of shareholder services arrangements.


    As administrator, SFA will be paid a fee of 0.05% per annum of the Fund's average daily net assets. The Fund will also bear its pro rata portion of the administrative services fee paid by the Core Portfolios to SFA at a rate of 0.05% per annum of the average daily net assets of the Core Portfolios. In addition, the Fund is expected to retain Forum as subadministrator. For this service, the Fund will pay Forum a fee of 0.05% per annum of the Fund's average daily net assets and will also bear its pro rata portion of the fee paid to Forum by the Core Portfolios at a rate of 0.05% per annum of the average daily net assets of the Core Portfolios. Pursuant to the subadministration agreement, Forum will assist SFA with certain of its responsibilities, including shareholder reporting and regulatory compliance.



    The Fund is authorized to pay a servicing fee to broker-dealers and other financial intermediaries in exchange for providing shareholder support and administrative services to the Fund and its stockholders. Such payments may not exceed 0.25% per annum of the average daily net assets of the Fund, and would be made through SFA pursuant to the Shareholder Service Plan described below at page 20.



    CUSTODIAN. The Chase Manhattan Bank ("Chase") presently serves as custodian both to the Fund and to the portfolio funds which are series of SCF, including the Core Portfolios. These arrangements would remain the same following the Conversion.




    TRANSFER AGENT. The Fund's transfer agent is currently Boston EquiServe, an affiliate of State Street Bank and Trust Company ("State Street"). Boston EquiServe does not provide services to open-end funds. Following the Conversion, the Fund is expected to retain Boston Financial Data Services ("BFDS"), a separately organized affiliate of State Street that provides transfer agency services to open-end funds. The Fund will bear a nonrecurring conversion cost in retaining BFDS, and BFDS will be paid a higher fee for its transfer agency services than is currently paid to Boston EquiServe. These increased fees reflect the higher transaction volume, inquiry processing, and other customer service enhancements required by open-end funds.



    INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. ("Coopers & Lybrand") currently serves as the independent accountants for the Fund, and is expected to remain in that capacity following the Conversion. Representatives of Coopers & Lybrand are expected to be present at the Special Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives will be able to respond to appropriate questions.


    HOW WILL THE FUND'S EXPENSES BE AFFECTED? The following table compares the actual expenses for the Fund for the semi-annual period ended April 30, 1997, and a pro forma adjustment thereof assuming the Conversion had been approved by the stockholders and all arrangements contemplated by the Conversion had been implemented for such semi-annual period. The table also assumes that there were no investors in either Core Portfolio other than the Fund, and that the Fund's asset levels were not affected by the Conversion. The costs and expenses that will be associated with the Conversion are not reflected. The

Fund's expenses could be substantially higher if there are substantial redemptions following the Conversion. For additional information regarding the proposed new advisory and administration arrangements for the Fund, see the discussion beginning at page 13.


                                                                  COMPARATIVE EXPENSES IN CORE AND GATEWAY FUND
                                                                                    STRUCTURE
                                                                -------------------------------------------------
                                                    ACTUAL
                                                   SCHRODER
                                                     ASIAN                                              TOTAL
                                                    GROWTH        SCHRODER                           GATEWAY AND
                                                   FUND,INC.    ASIAN GROWTH     JAPAN                   CORE
                                                   EXPENSES*    FUND GATEWAY     CORE     ASIA CORE   PORTFOLIOS
                                                 -------------  -------------  ---------  ---------  ------------

STOCKHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)................  None**         5.25%***       None       None       5.25%

Maximum Deferred Sales Load (as a
  percentage)..................................  None           None           None       None       None

Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage)..................  None           None           None       None       None

Redemption fees (as a percentage of amount
  redeemed)....................................  None           2.00% for 6    None       None       2.00% for 6
                                                                months                               months

Exchange fee...................................  None           None           N/A        N/A        None
                                                                (redemption                          (redemption
                                                                fee applies                          fee applies
                                                                for 6 months)                        for 6
                                                                                                     months)
ANNUAL FUND EXPENSES (AS A PERCENTAGE OF
  AVERAGE NET ASSETS)
Management Fees
  Investment Advisory..........................  1.00%(1)       0.20%          0.55%+     0.70%+     0.83%(2)
  Administration...............................  0.25%(3)       0.05%          0.05%+     0.05%+     0.10%
Distribution fees (12b-1)......................  None           None           None       None       None
Other Expenses.................................  0.34%          0.50%(4)                             0.85%
  Shareholder servicing........................  N/A            0.25%
  Subadministration............................  N/A            0.05%          0.05%+     0.05%+

-----------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses..................  1.59%                                               1.78%


------------------------------

* During the semi-annual period ended April 30, 1997, there was a significant reduction in the net assets of the Fund as a result of the Fund's tender offer which expired on March 20, 1997. Such reduction had the effect of increasing the Fund's expense ratio. For the Fund's fiscal year ended October 31, 1996, the Fund's Other Expenses were 0.32%. The Investment Advisory fee and the Administration fee did not change.

** Shares of the Fund as a closed-end investment company are traded on the NYSE, and share transactions are subject to customary brokerage commissions.

*** Maximum sales charge, applicable to purchases of less than $25,000 worth of shares.

+ Investment advisory fees, administration fees and subadministration fees are calculated based on the amount of the Fund's assets invested in the particular Core Portfolio.

(1) Based on investment advisory fee of 1.00% of net assets up to $300 million and 0.85% of net assets thereafter. The Fund's assets have never exceeded $300 million.


(2) Total advisory fee assuming the Fund invests 90% of its net assets in the Asia Core and 10% of its net assets in the Japan Core. The maximum advisory fee, if all of the Fund's assets are invested in the Asia Core, would be 0.90%.

(3) Based on administration fee payable to Princeton Administrators, L.P. of 0.25% of net assets up to $300 million and 0.22% of net assets thereafter.



(4) The "Other Expenses" category is estimated and includes the Fund's pro rata portion of the operating expenses of the Core Portfolios.


    EXAMPLE. The following illustrates the expenses on a $1,000 investment in the Fund under the existing and proposed fund structures and Total Fund Operating Expenses stated above, assuming a 5% annual return and reinvestment of all dividends and distributions and further assuming that the Fund invests 90% of its net assets in the Asia Core and 10% of its net assets in the Japan Core.

                                                                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                               -----------  -----------  -----------  -----------

Existing Fund Structure (closed-end).........................................   $      16    $      50    $      87    $     189

Fund Structure after the Conversion (no sales load)..........................   $      18    $      56    $      97    $     210

Fund Structure after the Conversion
  (assuming 5.25% sales load)................................................   $      70    $     106    $     144    $     251

    THE TABLE AND EXAMPLE ABOVE ARE INTENDED TO SHOW THE VARIOUS EXPENSES THAT AN INVESTOR IN THE FUND WOULD BEAR DIRECTLY OR INDIRECTLY AFTER CONVERSION BY THE FUND TO THE CORE AND GATEWAY FUND STRUCTURE IN COMPARISON TO THOSE BORNE UNDER THE EXISTING FUND STRUCTURE. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.


    Although it is not possible to know whether the Fund will experience net redemptions or net subscriptions, or over what time period either would occur, it is possible that a significant number of shares may be redeemed upon the Conversion. The Fund will impose a redemption fee for the first six months following the Conversion. If the Fund's assets decline, the Fund's ratio of operating costs to average net assets would increase. For the semi-annual period ended April 30, 1997, the Fund's annualized total expense ratio was 1.59%. An increase in the Fund's expense ratio may adversely affect the Fund's returns. In addition, the Fund might be required to sell portfolio securities in order to meet redemptions, thereby resulting in realization of gains (or losses) and in brokerage and other transactional expenses.


    In the event the Fund were to become too small to be considered economically viable, the Board of Directors may consider alternatives to continuing the Fund's operations, including merger of the Fund with another investment company or liquidation of the Fund. The Fund has no plans to pursue such alternatives at this time.


    WHAT ARE THE TAX CONSEQUENCES OF CONVERSION TO THE CORE AND GATEWAY FUND STRUCTURE? The Fund will request a ruling from the IRS to the effect that the Fund's contribution of assets to the Core Portfolios in exchange for beneficial interests therein will not result in the recognition of gain or loss for federal income tax purposes to the Fund. However, there can be no assurance that the IRS will act on such request prior to the Conversion. As a result, the consummation of the Conversion is conditioned on either the receipt of an IRS ruling or an opinion of the Fund's tax counsel, Debevoise & Plimpton, that the Fund will not recognize any gain or loss for U.S. federal income tax purposes as a result of the contribution of its assets to the Core Portfolios in exchange for beneficial interests therein.


    The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), following the Conversion. In each taxable year that the Fund so qualifies, the Fund (but not its stockholders) will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its stockholders. Neither the Fund nor the Core Portfolios are expected to be required to pay any federal income or excise taxes. Distributions from the Fund, except for distributions designated as long-term capital gain distributions, will continue to be taxable to stockholders as ordinary income, whether received in cash or reinvested in Fund shares. Although the Fund does not believe that the Conversion will result in any material tax costs to the Fund in any non-U.S. jurisdiction, there can be no assurance in this regard in view of the possibility of legislative developments or adverse interpretations of present tax laws or policies in such jurisdictions.


    WHAT CHANGES TO THE FUND'S FUNDAMENTAL POLICIES ARE NECESSARY TO IMPLEMENT THE CORE AND GATEWAY FUND STRUCTURE? At present, the Fund's fundamental policies limit the ability of the Fund to invest its assets in other investment companies, such as the Core Portfolios. In addition, if the Conversion is approved, its investment restrictions with respect to borrowings and the issuance of senior securities will have to be modified in order to comply with the restrictions in the 1940 Act with respect to borrowings by open-end funds. The fundamental policies described below cannot be changed without the approval of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. (See page 14 of this Proxy Statement.)



    At present, the Fund's fundamental policies, as set forth in the Prospectus, provide that the Fund may not purchase any securities which would cause 25% or more of the value of its total assets, taken at market value at the time of such purchase, to be invested in securities of one or more issuers conducting their principal business activities in the same industry.



    In addition, the Fund's investment policies provide that under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company.




    In order to permit the Fund to operate in the Core and Gateway Fund Structure, the Fund's policies described above will need to be supplemented by the addition of the following fundamental investment policy:


       NOTWITHSTANDING ANY OTHER INVESTMENT POLICY OR RESTRICTION TO THE CONTRARY, THE FUND MAY SEEK TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING SOME OR ALL OF ITS ASSETS IN THE SECURITIES OF ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT PERMITTED BY THE 1940 ACT OR AN APPLICABLE EXEMPTIVE ORDER UNDER SUCH ACT; PROVIDED THAT, EXCEPT TO THE EXTENT THE FUND INVESTS IN OTHER INVESTMENT COMPANIES PURSUANT TO SECTION 12(D)(1)(A) OF THE 1940 ACT, THE FUND TREATS THE ASSETS OF THE INVESTMENT COMPANIES IN WHICH IT INVESTS AS ITS OWN.

    The Fund would retain the right to withdraw the Fund's investments from a Core Portfolio at any time. In that event, the Board of Trustees would consider what action should be taken to manage the withdrawn assets, including management of the assets in accordance with its investment objective and policies directly by SCMI at the Fund "gateway" level or investment of the assets in another Core Portfolio. In any event, SCMI will seek to minimize the impact of any such withdrawal.


    The Fund's current fundamental policies also provide, with respect to borrowings and senior securities, that the Fund will not issue senior securities or borrow money, except that the Fund may borrow (a) up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes (including for clearance of transactions or payment of dividends) and (b) up to 33 1/3% of its total assets (including the amount borrowed) in connection with the repurchase of shares or tender offers; provided, however, that the Fund's obligations under when-issued and delayed delivery transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated, and the use of hedging (as such term is defined in the Prospectus) shall not be deemed to involve the issuance of a "senior security" or a "borrowing." The Fund's obligations under interest rate, currency and equity swaps are not treated as senior securities.



    If the Conversion is approved and the Fund is converted into an open-end investment company, this policy with respect to borrowings needs to be modified to comply with the requirements of the 1940 Act, as follows:



       THE FUND WILL NOT BORROW MONEY EXCEPT THAT THE FUND MAY BORROW FROM BANKS UP TO 33 1/3% OF ITS TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED) FOR TEMPORARY OR EMERGENCY PURPOSES OR TO MEET REDEMPTION REQUESTS. THE FUND MAY NOT ISSUE ANY CLASS OF SECURITIES WHICH IS SENIOR TO THE FUND'S SHARES OF BENEFICIAL INTEREST; PROVIDED, HOWEVER, THAT NONE OF THE FOLLOWING SHALL BE DEEMED TO CREATE SENIOR SECURITIES: (A) ANY BORROWING PERMITTED BY THIS RESTRICTION OR ANY PLEDGE OR ENCUMBRANCE TO SECURE SUCH BORROWING; (B) ANY COLLATERAL ARRANGEMENTS WITH RESPECT TO OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS OR OTHER FINANCIAL INSTRUMENTS; OR (C) ANY PURCHASE, SALE OR OTHER PERMITTED TRANSACTION IN OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS OR OTHER FINANCIAL INSTRUMENTS.



    Certain fundamental investment restrictions of the Fund might be construed as restricting the Fund's ability to carry out the reorganization from a Maryland corporation into a Delaware business trust. By approving the Reorganization Plan included in Proposal No. 1 (as described below at page 22), stockholders will be agreeing to waive, only for the purpose of the reorganization, any fundamental investment restriction which prohibits the Fund from investing (1) in another company beyond a stated percentage of ownership;
(2) for the purpose of exercising control over or management of any company; (3) in issuers having a record of less than three years of continuous operations; and (4) in issuers in a single industry. A VOTE FOR PROPOSAL NO. 1 WILL INCLUDE A VOTE TO APPROVE ALL THE MODIFICATIONS TO THE FUND'S FUNDAMENTAL POLICIES DESCRIBED ABOVE.

B. APPROVAL OF NEW ADVISORY AGREEMENTS

    In order for the Fund to operate as contemplated by the Conversion, the Fund will need to enter into new advisory agreements with SCMI, effective upon the date of the Conversion. A VOTE FOR PROPOSAL NO. 1 WILL INCLUDE A VOTE TO APPROVE THE NEW ADVISORY AGREEMENTS.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS


    The Board of Directors of the Fund, and by separate vote the Independent Directors, has unanimously voted to approve two new investment advisory agreements between the Fund and SCMI to take effect upon the Conversion, each of which must be approved by the stockholders of the Fund. First, under an asset allocation agreement between the Fund and SCMI (the "Asset Allocation Agreement"), SCMI will serve as investment adviser to the Fund following the Conversion. Pursuant to the Asset Allocation Agreement, SCMI will determine the appropriate allocation of the Fund's assets between the Japan Core and the Asia Core.


    Second, the Board of Directors, and by separate vote the Independent Directors, unanimously approved a standby investment advisory agreement (the "Standby Advisory Agreement") between the Fund and SCMI. Although the Conversion contemplates that the Fund will invest all its assets in the Core Portfolios, the Fund will have the right to maintain assets at the Fund level or withdraw the Fund's investments from either or both Core Portfolios at any time. In that case, SCMI will manage such assets pursuant to the Standby Advisory Agreement. Forms of the Asset Allocation Agreement and the Standby Advisory Agreement are attached as Exhibit A.



    The Board of Directors considered the nature of the asset allocation services to be performed by SCMI, the investment selection and other services to be provided by SCMI at the Core Portfolio level, and SCMI's experience managing open-end funds. In considering whether to approve the Asset Allocation Agreement and the Standby Advisory Agreement, the Directors took into account a variety of factors. In particular, they considered the terms of the Asset Allocation Agreement and the Standby Advisory Agreement, the quality of the services provided by SCMI to the Fund to date and the Fund's performance to date, and fee data and related information, including comparisons of advisory and administrative fees charged to other funds. At the same time, the Directors took into account that "fall-out" benefits may result for SCMI, such as benefits to the existing funds in the Core and Gateway Fund Structure, or intangible benefits to SCMI.



    The Fund has no understanding or arrangement to direct any specific portion of its brokerage to brokerage firms affiliated with SCMI, and SCMI does not direct brokerage to any of such firms in recognition of research services. For the year ended October 31, 1996, the Fund paid total brokerage commissions of $1,017,272.75. No commissions were paid to brokerage firms affiliated with SCMI. A total of $49,601.30, or 4.87% of total commissions, was paid to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and $10,957.95, or 1.08% of total commissions, was paid to Merrill Lynch London, each an affiliate of Merrill Lynch & Co., Inc., the parent of Princeton Administrators, L.P., the administrator to the Fund.


TERMS OF THE FUND'S PRESENT ADVISORY AGREEMENT WITH SCMI

    Under the advisory agreement currently in effect between SCMI and the Fund (the "Fund Agreement"), SCMI is responsible for supervising and directing the investments of the Fund in accordance with the Fund's stated investment objective, policies, and restrictions. SCMI is also responsible for effecting all securities transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, SCMI provides the Fund with a wide range of corporate administrative services. The Fund Agreement provides that the Fund will bear all expenses of its operations not specifically assumed by SCMI. The Fund Agreement also provides that SCMI, its directors, officers, employees, and certain other persons performing specific functions for the Fund shall not be liable to the Fund for any error of judgment, mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


    Under the Fund Agreement, SCMI receives a fee at an annual rate of (i) 1.00% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of liabilities of the Fund) up to and including $300 million; and (ii) 0.85% of the Fund's average weekly net assets in excess of $300 million. The Fund's assets have never exceeded $300 million to date. The net assets for each weekly period are determined by averaging the net assets at the last business day of such weekly period with the net assets at the last business day of the immediately preceding weekly period. Payment is made in arrears to SCMI as of the end of each calendar month.




    The Fund Agreement provides that it will remain in force until the second anniversary of the effective date, and from year to year thereafter, but only so long as such continuance is approved at least annually by vote of a majority of the Independent Directors, and either by majority vote of the Board of Directors or by vote of a majority of the Fund's outstanding voting securities, defined in the 1940 Act as the lesser of (a) 67% or more of the shares of the Fund present at a meeting of stockholders, if the holders of more than 50% of the shares are present in person or by proxy, and (b) more than 50% of the outstanding shares of the Fund. The Fund Agreement may be terminated at any time, without payment of any penalty, by the Fund either by the vote of the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to SCMI.



    On November 30, 1995, the Board of Directors and, separately, the Independent Directors voted to continue and approve the Fund Agreement. On March 15, 1996, the Board of Directors and, separately, the Independent Directors voted to approve an amendment to the Fund Agreement to provide for the fee schedule currently in place, and to recommend that the stockholders of the Fund vote for the approval of the Fund Agreement, as so amended. The stockholders voted such approval at the Annual Meeting of Stockholders held on May 15, 1996. On November 26, 1996, the Board of Directors and, separately, the Independent Directors voted to continue the Fund Agreement, as amended.

TERMS OF THE PROPOSED NEW ADVISORY AGREEMENTS

    The terms of the Asset Allocation Agreement and the Standby Advisory Agreement are essentially the same as the terms of the Fund Agreement, except as noted below. Apart from their fee provisions and as specifically noted below, the Asset Allocation Agreement and the Standby Advisory Agreement are identical to one another.

    Under the Asset Allocation Agreement, SCMI will receive an asset allocation fee of 0.20% per annum of the Fund's average daily net assets. Under this agreement, SCMI will determine the appropriate allocation of the Fund's investment assets among the Japan Core and the Asia Core, consistent with the Fund's investment objective.

    Pursuant to a separate advisory agreement (the "Core Agreement") between SCMI and SCF, SCMI will also act as investment adviser to the series of SCF, including the Japan Core and the Asia Core. The Core Agreement will provide for advisory fees of 0.70% per annum of the average daily net assets invested in the Asia Core and 0.55% per annum of the average daily net assets invested in the Japan Core. SFA, a wholly-owned subsidiary of SCMI, will serve as administrator both to the Fund and to the Japan Core and the Asia Core. SFA will receive an administration fee at a rate of 0.05% per annum of the daily net assets of the Fund and, separately, administration fees at a rate of 0.05% per annum of the Fund's net assets invested in the Core Portfolios.

    If the Fund withdraws from the Core and Gateway Fund Structure, the Asset Allocation Agreement will become inoperative and SCMI will act as investment adviser to the Fund pursuant to the Standby Advisory Agreement. Under that agreement, SCMI would receive an advisory fee at a rate of 0.90% per annum of the average daily net assets of the Fund.

    Whether SCMI acts as investment adviser to the Fund pursuant to the Asset Allocation Agreement (and also acts as adviser to the Core Portfolios) or pursuant to the Standby Advisory Agreement, or both, the total "management fee," that is, the investment advisory fee and administration fee payable to SCMI and its affiliates, will not exceed 1.00% per annum of the average daily net assets of the Fund.

    The Asset Allocation Agreement and the Standby Advisory Agreement each contain certain provisions not found in the Fund Agreement that accommodate (i) the continuous offering of classes of shares of interest of the Fund and (ii) the limitation of liability for the Trustees of the Fund in accordance with Delaware law. Also, while the Fund Agreement is governed by Maryland law, the new advisory agreements are governed by Delaware law.

PRO FORMA FEE CALCULATION


    For the fiscal year ended October 31, 1996, the Fund paid advisory fees totaling $2,479,442 to SCMI, based on the applicable contractual fee rate of 1.00% per annum of the average weekly net assets of the Fund. During that period, the Fund also paid administrative fees totaling $670,455 to Princeton Administrators, L.P., based on a contractual fee rate of 0.25% per annum of the average weekly net assets of the Fund.



    If the Conversion had been in effect for the same period, the maximum advisory fee that would have been payable to SCMI would have been at an annual rate of 0.90% of the average daily net assets of the Fund (assuming all assets invested in the Asia Core). In addition, administration fees at an annual rate of 0.10% of the average daily net assets of the Fund would have been payable to SFA, a wholly-owned subsidiary of SCMI. Accordingly, the maximum combined fees paid to SCMI and its affiliates for advisory and administrative services would have been 1.00% per annum of the average daily net assets of the Fund, the same rate as actually paid to SCMI. (As a closed-end fund, the Fund's fees are currently based on weekly net assets, while fees charged to open-end funds are calculated based on daily net assets.)

FEES PAYABLE TO SCMI FROM OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES

    SCMI also acts as investment adviser to one other registered investment company having similar investment objectives and policies to those of the Fund. The following table sets forth the name of such investment company, the annual rate of compensation as of April 30, 1997, and other material information:


                                                                   ANNUAL INVESTMENT
                                                                      ADVISORY AND
                                                                   ADMINISTRATION FEE          ANNUAL SCMI SUB-
                                                                          RATE               INVESTMENT ADVISORY
                                                                   AS A PERCENTAGE OF           FEE RATE AS A
                NAME OF                     NET ASSETS AS OF       AVERAGE DAILY NET        PERCENTAGE OF AVERAGE
                  FUND                           4/30/97                 ASSETS                DAILY NET ASSETS
----------------------------------------  ---------------------  ----------------------  ----------------------------
    PaineWebber Managed                     $   62,905,567.85              1.20%*        0.65% up to $100 million
      Investments Trust--                                                                and
      PaineWebber Asia                                                                   0.55% over $100 million
      Pacific Growth Fund


* The total operating expense ratio for "A" shares of this fund as of 4/30/97 was 1.92%, which reflects advisory and administration fees as well as shareholder servicing, transfer agency, custodial and other costs. SCMI has not waived any part of its sub-advisory fee.

CERTAIN QUESTIONS STOCKHOLDERS MAY HAVE ABOUT THE NEW ADVISORY ARRANGEMENTS

    Stockholders may have certain questions about how the new advisory arrangements will affect the Fund and its stockholders. A number of relevant questions and answers to those questions are found below.

    WILL THE SAME PERSONS AT SCMI MANAGE THE FUND'S INVESTMENTS AFTER THE CONVERSION? Yes. The Fund's current investment management team includes Louise Croset, a Director and President of the Fund, and Heather F. Crighton, Vice President of the Fund, who are primarily responsible for the day-to-day management of the investment portfolio, in each case with the assistance of SCMI's Asian and Japanese investment management teams. Donald H. M. Farquharson, who is responsible for investment management in the Japanese market, assists Ms. Croset and Ms. Crighton. Upon the Conversion, Ms. Croset and Ms. Crighton will remain primarily responsible for the management of the Fund and will also be responsible for the management of the Asia Core. Mr. Farquharson will be primarily responsible for the management of the Japan Core.

    Ms. Croset, who has managed the Fund's portfolio since January 1997, has been a First Vice President and Director of SCMI since 1993. She served as a Vice President at Wellington Management Co. from 1987 to 1993. Ms. Crighton is a First Vice President of SCMI. Prior to joining SCMI, she was a portfolio manager for Mercantile and General Reinsurance Co. from 1988 to 1992. Mr. Farquharson is a First Vice President of SCMI. He originally joined SCMI as an equity analyst in 1988, served as the head of SCMI's Japanese Equity Research group in Tokyo from 1993 to 1995 and has thereafter served as a fund manager.


    The Conversion is not expected to result in any changes in the Directors (who will become Trustees) and officers of the Fund. See the discussion beginning under the caption "WILL THERE BE ANY CHANGE IN THE DIRECTORS AND OFFICERS OF THE FUND?" at page 24.


    SCMI, an investment adviser registered under the Investment Advisers Act of 1940, as amended, was established in 1980 to provide global investment advice to U.S. clients from its New York and London, England offices. Together with its U.K. affiliate, Schroder Capital Management International Ltd., SCMI had over $23 billion in assets under management at March 31, 1997, of which approximately $10.1 billion was invested in the Asian region. SCMI is a wholly-owned indirect subsidiary of Schroders Public Limited Company ("Schroders plc"), the London Stock Exchange-listed holding company of an investment banking and investment management group of companies that dates its origins to 1804 (the "Schroder Group"). The Schroder Group has investment management operations located in 18 countries around the world, including 10 in Asia. As of March 31, 1997, these companies had over $150 billion in assets under management for a wide range of investment companies and institutional clients in many nations.


    SCMI has extensive research resources within the Asian region, consisting of offices in Tokyo, Hong Kong S.A.R., Singapore, Seoul, Taipei, Jakarta, Kuala Lumpur and Bangkok. Each year, the Schroder Group generally researches and screens for investment potential more than 2,850 Asian companies. Of those companies, the Schroder Group's investment professionals further develop extensive management contacts, including on-site visits, with approximately 1,700 companies.


    SCMI advises individuals, trusts, charitable organizations, banks, corporations, funds and pension plans. SCMI offers investment counseling services on both a discretionary and advisory basis. The directors and principal executive officer of SCMI, together with their principal occupations, are set forth below:

    John S. Ager (1). Senior Vice President and Director.

    Louise Croset (1). First Vice President and Director.

    Robert G. Davy (1). Senior Vice President and Director.

    Richard R. Foulkes (1). Deputy Chairman/Executive Vice President and
Director.


    David Gibson (2). Senior Vice President and Director; Director of Schroder Capital Management Inc. ("SCM").


    Phillipa J. Gould (1). Senior Vice President and Director.

    C. John Govett (1). Director; Group Managing Director of Schroder Investment Management Ltd. ("SIM Ltd."); Director of Schroders plc.


    Sharon L. Haugh (2). Executive Vice President and Director; Director and Chairman of SFA; Director and Chairman of SCM



    Jane P. Lucas (2). Senior Vice President; Director of SFA; Director of SCM.



    Abdallah H. Nauphal (2). Group Vice President; Director of SCM.



    Gavin D. Ralston (1). Senior Vice President, Director and Managing Director.



    David M. Salisbury* (1). Director and Chairman; Director of Schroders Incorporated and SCM; Chairman and Director of SIM Ltd.


    Mark J. Smith (1). Senior Vice President and Director; Director of SFA; Director of SIM Ltd.


    John A. Troiano (1). Chief Executive and Director; Director of SCM.


------------------------

*   Principal executive officer.

(1) Address: Schroder Capital Management International Inc., 33 Gutter Lane, London, England EC2V 8AS.

(2) Address: Schroder Capital Management International Inc., 787 Seventh Avenue, New York, New York 10019.

    The following officers of the Fund are also officers of SCMI: Heather F. Crighton, Margaret H. Douglas-Hamilton, Robert Jackowitz, Catherine A. Mazza and Alexandra Poe.


    SCMI is a New York corporation. Schroders Incorporated (doing business in New York State as Schroders Holdings) owns 100% of the voting securities of SCMI. Schroder International Holdings Limited owns 100% of the voting securities of Schroders Incorporated. Schroders plc owns 100% of the voting securities of Schroder International Holdings Limited. The voting securities of Schroders plc are publicly traded on the London Stock Exchange. Certain of such voting securities are held by the following persons (the "Schroder Trustees"): 20.5% by Vincitas Limited, 13.2% by Veritas Limited, and 5.9% by One Forty-Five Limited. To the knowledge of the Fund, no other person holds 5% or more of the voting securities of Schroders plc. The Schroder Trustees hold interests as trustees of certain discretionary trusts created by members of the Schroder family. None of the persons for whom such voting securities are held in trust has an absolute interest in any of such securities, since such securities are held in fully discretionary trusts. No individual or organization beneficially owns a 5% or greater interest in any of such trusts, nor does any person or entity other than the Schroder Trustees themselves possess direct or indirect 5% control over any of the Schroder Trustees.


    The address of SCMI and Schroders Incorporated is 787 Seventh Avenue, 34th Floor, New York, New York 10019. The address of Schroder International Holdings Limited and Schroders plc is 120 Cheapside, London, England EC2V 6DS. The address of Vincitas Limited, Veritas Limited and One Forty-Five Limited is 22 Church Street, Hamilton, Bermuda HM 11.

C. RECLASSIFYING THE FUND AS AN OPEN-END INVESTMENT COMPANY

    To effect the Conversion, the stockholders of the Fund must approve a change in the classification of the Fund under the 1940 Act from a closed-end to an open-end investment company. A VOTE FOR PROPOSAL NO. 1 WILL INCLUDE A VOTE TO APPROVE THE CHANGE IN CLASSIFICATION.

DIFFERENCES BETWEEN THE FUND AS AN OPEN-END INVESTMENT COMPANY
  AND THE FUND AS A CLOSED-END INVESTMENT COMPANY


    ACQUISITION AND DISPOSITION OF SHARES. The shares of closed-end investment companies are normally bought and sold on national securities exchanges; the Fund's shares are currently listed for trading on the NYSE. Closed-end investment companies, such as the Fund, neither continuously redeem their outstanding shares nor engage in the continuous sale of new shares, and thus operate with a relatively fixed amount of shares outstanding.


    Following the Conversion, investors would be able to purchase shares of the Fund from broker-dealers and other financial intermediaries, or directly through SFA, which will serve as the Fund's distributor, at NAV, subject to any front-end sales charge. Open-end funds issue redeemable shares. The holders of redeemable shares have the right to require the open-end fund to repurchase their shares at NAV. Many open-end funds (including the Fund, if the Conversion is effected) also continuously issue new shares to investors based on the fund's NAV at the time of such issuance (subject to applicable fees). The right to redeem shares at NAV makes a secondary market unnecessary. Accordingly, the Fund's shares would be delisted from the NYSE upon the Conversion.


    VOTING RIGHTS AND STOCKHOLDER MEETINGS. As described below, certain "anti-takeover" provisions currently found in the Fund's Articles and provisions requiring supermajority votes to approve significant corporate transactions, which were relevant to the Fund as a closed-end investment company, will be omitted from the governing documents for the Fund in an open-end structure. See the discussion of the proposed reorganization of the Fund as a Delaware business trust instead of a Maryland corporation under the caption "CHANGES FROM THE ARTICLES AND BYLAWS OF THE FUND" at page 22.



    The Bylaws of the Fund, as amended by the Board of Directors on November 25, 1996, require that the Fund hold an annual meeting of stockholders at a date and time set by the Board of Directors during the month of November in each year. The Fund is presently required to hold annual stockholder meetings to satisfy NYSE listing requirements, which will not apply if the Fund is open-ended. If the Fund converts to an open-end structure, the Fund will not hold stockholder meetings unless required to do so by the 1940 Act. Under the 1940 Act, the Fund would be required to hold a stockholder meeting if, among other things, the number of Directors elected by stockholders were less than a majority of the total number of Directors, if a change were sought in the fundamental investment policies of the Fund, or if a material change were sought in the Fund's investment management agreement or, in certain circumstances, any distribution plans adopted under Rule 12b-1 under the 1940 Act. By not having to hold annual stockholder meetings, the Fund will save the costs, which can be substantial, of preparing proxy materials and soliciting stockholders' votes on the usually routine proposals contained therein.


    DETERMINATION OF NET ASSET VALUE. At present, the Fund calculates its NAV on a weekly basis on the Fund's valuation day in each week. SEC regulations under the 1940 Act generally require open-end funds to value their assets on each business day in order to determine the current NAV at which redemptions and purchases are effected. NAVs of most large, established open-end funds are published daily by leading financial publications. The Fund's NAV and other information would continue to be published in leading financial publications after the Conversion.


    PORTFOLIO MANAGEMENT. Unlike open-end funds, closed-end investment companies are not subject to pressures to sell portfolio securities at what may be disadvantageous times in order to meet net redemptions. Because closed-end funds do not have to meet redemptions, their cash reserves may be substantial or minimal, depending primarily on management's perception of market conditions and on management's decisions to use fund assets to repurchase shares. By contrast, most open-end funds maintain adequate reserves of cash or cash equivalents in order to meet net redemptions as they arise. These reserves may reduce the Fund's investment flexibility and the scope of its investment opportunities. The Fund may have to sell portfolio securities in order to meet redemptions or replenish reserves, which may cause the Fund to realize gains or losses, and increase transaction costs and portfolio turnover. However, SCMI does not expect significant changes in the Fund's investment policies or strategies as a result of open-ending.



    ILLIQUID SECURITIES. As stated in the Prospectus at the time of the Fund's initial public offering, the Fund was originally subject to a 10% limitation on illiquid securities. An open-end investment company may not have more than 15% of its net assets invested in securities that are illiquid. The Board of Directors has amended the Fund's policy on illiquid securities, effective upon the Conversion, to permit the Fund to invest up to 15% of its net assets in such securities. The Fund has no present plans to significantly increase its investment in illiquid securities. The Fund currently has less than 10% of its net assets invested in illiquid securities. Accordingly, SCMI does not expect that the 15% limitation will change the manner in which the Fund's portfolio is managed.


    SENIOR SECURITIES AND BORROWINGS. Closed-end investment companies are permitted to issue senior securities representing indebtedness to any lender, subject to a 300% asset coverage requirement under Section 18(a) of the 1940 Act. In addition, closed-end investment companies may issue preferred stock (subject to various limitations). Closed-end investment companies thus may have more flexibility than open-end funds in "leveraging" their stockholders' investments. The Fund has not used this strategy in the past. The 1940 Act prohibits open-end funds from issuing "senior securities" other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. The Fund has never issued senior securities or preferred stock, and SCMI does not believe that the more restrictive policies as to permitted types of borrowings which would govern the Fund as an open-end fund would materially affect the Fund's ability to carry out its investment program.


    As described above beginning at page 11, it is recommended that stockholders of the Fund approve an amendment to the Fund's fundamental investment restrictions which would provide that the Fund may not borrow except from banks and only if immediately after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund. The Fund may borrow money for temporary or emergency purposes or to assist in meeting redemptions in a manner consistent with the requirements of the 1940 Act.



    SHAREHOLDER SERVICES. If the Conversion is approved by the stockholders, as noted above, the Fund will become part of the Schroder family of funds. Services provided by such funds include the ability to invest in the Fund through tax-deferred retirement plans or IRAs, the opportunity for stockholders to effect various transactions by telephone, and participation in an exchange privilege that allows stockholders to exchange shares of the Fund for the class of shares available to retail investors in other funds in the Schroder family of funds. The cost of such services will normally be borne by the Fund through a service plan for the Fund, rather than by individual stockholders. Brokers and other financial intermediaries may impose transaction fees on the purchase or redemption of shares. Such additional fees would be borne by individual stockholders rather than by the Fund.



    At a meeting held on June 3, 1997, the Board of Directors unanimously approved a Shareholder Service Plan for the Fund following the Conversion. Pursuant to the Shareholder Service Plan, SFA is authorized to pay a servicing fee to broker-dealers and other financial intermediaries. The services contemplated by the Shareholder Service Plan include establishing and maintaining shareholder accounts and records, answering shareholder inquiries and otherwise assisting shareholders in the purchase, redemption or exchange of Class A shares, and such other services as may reasonably be requested. The maximum amount payable under the Shareholder Service Plan is 0.25% of the average daily net assets of the Class A shares.



    DIVIDEND REINVESTMENT PLAN. The Fund intends to continue to provide the opportunity for stockholders to have income dividends and capital gains distributions automatically reinvested in Fund shares, unless they elect to receive such amounts in cash. Effective upon conversion to an open-end investment company, such reinvestments in shares would be made at NAV, rather than at the greater of NAV or 95% of market value as presently provided by the Fund's current dividend reinvestment plan. In addition, stockholders will no longer be required to maintain an account at the Fund's transfer agent. Instead, shares issued pursuant to the dividend reinvestment plan will be allocated and delivered directly to stockholders' accounts.

    MINIMUM INVESTMENT AND INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining smaller accounts after the Conversion, the Fund will reserve the right to redeem shares in any account (other than an IRA account) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. During the six-month period when the Fund's 2.00% redemption fee is in effect, this automatic redemption policy will be suspended. Beginning after the end of such six-month period, stockholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.


    STOCK CERTIFICATES. If the Conversion is approved, shares of Common Stock of the Fund will be canceled. In general, interests in the successor Fund will be maintained by book entry. New certificates for the successor Fund's shares will be issued only upon written stockholder request.



    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends to continue to qualify for treatment as a regulated investment company under the Code after the Conversion so that it will remain exempt from federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its stockholders. To qualify for this treatment, the Fund must meet several requirements, one of which, under current law, is that less than 30% of the Fund's gross income for each taxable year may be derived from the sale or other disposition of stock, securities, options, futures or forward contracts held for less than three months. Pending legislation, if enacted, would eliminate this requirement, effective for the taxable year beginning after the date of enactment. SCMI anticipates that the Fund will continue to be able to meet this requirement (if still in effect) after the Conversion. No assurance exists, however, that the relevant Code requirements will be met under all possible circumstances, particularly if recently acquired portfolio securities must be sold because of unexpectedly large net redemptions or large influxes of cash are followed within a short time by significant redemptions of Fund shares.


D. REORGANIZATION AS A DELAWARE BUSINESS TRUST


    The Board of Directors is recommending that the Fund be operated as a Delaware business trust instead of a Maryland corporation, in order to bring its operations more closely in line with those of other funds in the Schroder family of funds, which are organized as Delaware business trusts, potentially reducing duplication of efforts and legal expenses. The Fund is proposed to be reorganized into a Delaware business trust pursuant to an Agreement and Plan of Reorganization (the "Reorganization Plan"), substantially in the form included as Exhibit B to this Proxy Statement. A VOTE FOR PROPOSAL NO. 1 WILL INCLUDE A VOTE TO APPROVE THE TERMS OF THE REORGANIZATION PLAN.


FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

    The Board of Directors considered the fact that the funds in the Schroder family of funds are operating as Delaware business trusts and evaluated the benefits of operating the Fund in the same structure to facilitate administration of the Fund and possibly reduce fund expenses. In addition, they noted that Delaware business trust law will provide greater flexibility to the Fund than Maryland corporation law in structuring the Fund's operations.

THE REORGANIZATION PLAN

    The following discussion summarizes the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself.

    In connection with the Conversion, a Delaware business trust (which will become the successor Fund) will be organized under the name Schroder Asian Growth Fund. On the closing date of the Conversion (the "Closing Date"), the Fund will transfer all of its assets to the successor Fund in exchange for the assumption by the successor Fund of all the liabilities of the Fund and the issuance of shares of beneficial interest of the successor Fund (the Class A shares) to the Fund. The Class A shares issued to the Fund will have an aggregate NAV equal to the aggregate NAV of the Fund as of the close of business on the business day immediately preceding the Closing Date. Immediately thereafter, the Fund will distribute its Class A shares to its stockholders pro rata, in proportion to each stockholder's respective interest in the Fund (as represented by shares of Common Stock of the Fund), in liquidation of that interest. As soon as practicable thereafter, the Fund will be liquidated and terminated.


    Upon completion of the Conversion, each stockholder will be the owner of full and fractional Class A shares equal in number, denomination and aggregate NAV to such stockholder's shares in the Fund. Certificates representing shares of Common Stock of the Fund will be canceled. In general, interests in the successor Fund will be represented by book entry. New certificates for the successor Fund's shares will be issued only upon written shareholder request, and any certificate representing shares of the successor Fund to be issued in replacement of a certificate representing shares of common stock of the Fund will be issued only upon the surrender of the latter certificate.



    The obligations of the Fund and the successor Fund under the Reorganization Plan are subject to various conditions as stated therein. In order to protect against unforeseen events, the Reorganization Plan may be amended at any time by action of the Directors of the Fund or the Trustees of the successor Fund, notwithstanding approval thereof by the stockholders of the Fund, provided that no amendment shall have a material adverse effect on the interests of such stockholders. The Reorganization Plan may be terminated at any time prior to the closing date under such plan, without liability on the part of either party thereto or its respective Directors, Trustees, officers or stockholders, by any party on notice to the other party. The Fund and the successor Fund shall be responsible for all of their expenses in connection with the reorganization.


CHANGES FROM THE ARTICLES AND BYLAWS OF THE FUND


    The terms of the Trust Instrument and Bylaws of the successor Fund, as reorganized under Delaware law, will differ from the terms of the Articles and Bylaws of the Fund. As a Delaware business trust, the successor Fund's operations will be governed by its Trust Instrument, Bylaws and applicable Delaware law rather than by the Articles, Bylaws and the MGCL which presently govern the Fund's operations. The operations of the successor Fund will continue to be subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder and applicable state securities laws.



    Because the operations of a Delaware business trust are governed by its own Declaration of Trust and not state corporate statutes, the Delaware business trust typically provides greater flexibility of management and operations. In general, the changes from the present provisions reflect the different nature of an open-end--as opposed to a closed-end--fund. For example, the Trust Instrument will authorize the

Trustees of the successor Fund to create additional series or portfolios of the successor Fund or divide the shares of any series into two or more separate classes, all without need for a stockholder vote.

    In addition, certain "anti-takeover" provisions found in the Articles but not necessary for the operation of an open-end fund will be omitted from the Trust Instrument. The Articles of the Fund require an affirmative vote by two-thirds of the outstanding shares in order to approve, among other things, a merger, consolidation, or sale of substantially all of the Fund's assets, or the dissolution of the Fund. Moreover, a business combination involving the Fund and any "interested stockholder" (a holder of at least 10% of the voting power of the outstanding shares), or any affiliate of such a stockholder, must be approved by the affirmative vote of holders of at least (a) 80% of the outstanding voting shares and (b) two-thirds of the votes entitled to be cast by holders of voting stock other than voting stock held by the interested stockholder or its affiliates or associates.

    By contrast, the Trust Instrument of the successor Fund will provide that the Trustees may, without stockholder approval, (a) cause the successor Fund to merge or consolidate into other entities, so long as the surviving entity will succeed to or assume the successor Fund's registration as an open-end investment company under the 1940 Act, or (b) cause the successor Fund to incorporate under the laws of Delaware. However, the vote of a majority of the voting securities of the successor Fund (as defined under the 1940 Act) will be required to permit the Trustees to terminate the successor Fund by (i) selling and conveying substantially all of the assets of the successor Fund to another entity that is registered as an open-end investment company under the 1940 Act; or (ii) selling and converting into money all of the assets of the successor Fund.


    The Board of Directors of the Fund is divided into three classes, each serving a three-year term ending in successive years. The Articles provide that Directors of the Fund may not be removed from office except for cause and only by vote of at least 75% of the votes entitled to be cast. The Trust Instrument will provide for a single class of Trustees for the successor Fund. Trustees will serve for the lifetime of the Trust, or until their earlier resignation, retirement or removal.


SHAREHOLDER ACCOUNTS AND PLANS

    In connection with the reorganization, the Fund's transfer agent will establish an account for each stockholder of record containing the appropriate number of Class A shares to be received by that stockholder pursuant to the Reorganization Plan. Such account will be the same in all material respects to the account currently maintained by the Fund's transfer agent with regard to that stockholder. No further action will be necessary in order to continue any retirement plan currently maintained by a stockholder of the Fund with respect to shares of the successor Fund.

ANSWERS TO CERTAIN QUESTIONS STOCKHOLDERS MAY HAVE RELATING TO THE
  REORGANIZATION PLAN

    Stockholders may have certain questions about how the Reorganization Plan will affect the Fund and its stockholders. A number of relevant questions and answers to those questions are found below.


    WILL THERE BE ANY CHANGE IN THE DIRECTORS AND OFFICERS OF THE FUND? No. The following individuals are expected to be elected as Trustees of the successor Fund effective upon the Conversion: Louise Croset, Peter E. Guernsey, John I. Howell, William L. Means, David M. Salisbury, and I. Peter Sedgwick. Each of these individuals has previously been elected by the stockholders of the Fund and currently serves as a Director of the Fund, and each has consented to serve as a Trustee if elected. If any of the Fund's Directors is not available for election due to unforeseen circumstances, it is anticipated that such other persons as the Directors of the Fund may recommend will be elected. Messrs. Guernsey, Howell and Means, the proposed Trustees of the Fund who are not "interested persons" of the Fund within the meaning of the 1940 Act (the "Independent Trustees"), will receive the same compensation that the Fund's Independent Directors currently receive.


    The Trustees will elect officers whom they deem appropriate. It is expected that the current officers of the Fund will be elected to serve in the same capacities effective upon the Conversion. Officers and Trustees who are interested persons of SCF, the Delaware business trust of which the Core Portfolios will be two series, will receive no salary, fees or compensation from SCF or the Fund.

    The Trustees of SCF are as follows:

    Peter E. Guernsey--Insurance consultant since August 1986; Director of the Fund.

    John I. Howell--Private consultant since February 1987; Director of the Fund; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

    Clarence F. Michalis--Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

    Hermann C. Schwab--Retired since March 1988.

    Mark J. Smith--President and Trustee of SCF; Senior Vice President and Director of SCMI and Schroder Capital Management International Ltd.; Director of SIM Ltd. and SFA.

    The executive officers of SCF who are not Trustees of SCF are as follows:


    Margaret H. Douglas-Hamilton--Vice President; Secretary of the Fund; Senior Vice President, Secretary and General Counsel of Schroders Incorporated; Director, SCM.



    Robert Jackowitz--Treasurer; Treasurer of the Fund; First Vice President and Comptroller of SCMI; Assistant Treasurer of Schroders Incorporated; First Vice President and Treasurer of SCM; Treasurer of SFA.



    Catherine A. Mazza--Vice President; Vice President and Assistant Secretary of the Fund; First Vice President of SCMI and SCM; President of SFA.

    Alexandra Poe--Vice President and Secretary; Assistant Secretary of the Fund; Senior Vice President, Secretary and Fund Counsel of SFA; Vice President of SCMI.



    John A. Troiano--Vice President; Chief Executive and Director of SCMI; Director of SCM.


    WHAT ARE SOME OF THE OTHER DIFFERENCES BETWEEN A MARYLAND CORPORATION AND A DELAWARE BUSINESS TRUST?

    (a) STOCKHOLDER LIABILITY. Under Maryland corporation law, stockholders of a Maryland corporation such as the Fund are not generally held personally liable for the obligations of the corporation, except in limited circumstances generally not applicable to investment companies.

    Under Delaware law, the successor Fund's stockholders will not be personally liable for the obligations of the successor Fund. The Delaware Business Trust Act provides that, except to the extent provided in the governing instrument of a business trust, a stockholder of a Delaware business trust is entitled to the same limitation of liability extended to stockholders of private corporations for profit. Accordingly, the Trust Instrument of the successor Fund will provide that stockholders of the successor Fund shall not be personally liable for the debts, liabilities, obligations and expenses incurred by or otherwise existing with respect to the successor Fund. Moreover, the Trustees shall have no power to bind personally any stockholder of the successor Fund or to call upon any such stockholder for any money or assessment, apart from what such stockholder may personally agree to pay. The securities regulators of some states, however, have indicated that they may decline to apply Delaware law regarding the personal liability of the stockholders of the successor Fund and it is conceivable that, notwithstanding current laws, courts in other states may decline to apply Delaware law on this point. As a result, to the extent that the successor Fund or a stockholder will be subject to the jurisdiction of courts in those states, there is a risk that such courts might not apply Delaware law and could thereby subject successor Fund stockholders to liability.


    The management of the Fund believes this risk to be remote. To guard against this risk, the Trust Instrument will (1) contain an express disclaimer of stockholder liability for acts or obligations of the successor Fund; and (2) provide for indemnification out of successor Fund property of any stockholder held personally liable for the obligations of the successor Fund. Thus, the risk of a successor Fund stockholder incurring financial loss beyond the stockholder's investment because of stockholder liability would be limited to circumstances in which (i) a court refused to apply Delaware law or otherwise failed to give full effect to the Trust Instrument of the successor Fund or contractual provisions limiting stockholder liability (or no contractual limitation of liability was in effect); and (ii) the successor Fund itself was unable to meet its obligations and the successor Fund held inadequate insurance to cover its obligations.


    (b) TRUSTEE AND OFFICER LIABILITY. The Articles of the Fund provide that to the maximum extent permitted by Maryland law, and subject to the requirements of the 1940 Act, no Director or officer of the Fund shall be liable to the Fund or its stockholders for money damages. Directors of a Maryland corporation such as the Fund may not be held personally liable under Maryland law if the director acts in good faith, in a manner reasonably believed by the director to be in the best interests of the Fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Under the 1940 Act, neither Maryland law nor the Fund's Articles or Bylaws would protect a Director against any liability to which the Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Director's obligations and duties thereunder.

    The Trust Instrument will provide that a Trustee, when acting in such capacity, shall not be personally liable to any person other than the successor Fund or its stockholders for any act, omission or obligation of the successor Fund or any Trustee. Further, a Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing in the Trust Instrument or the Delaware Business Trust Act shall protect any Trustee against any liability to the successor Fund or to stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties involved in the conduct of the office of Trustee.



    (c) VOTING RIGHTS WITH RESPECT TO THE REMOVAL OF DIRECTORS OR TRUSTEES. The Articles of the Fund provide that a Director may be removed from office only for cause and only by vote of the holders of at least 75% of the votes entitled to be cast for the election of Directors. The Bylaws of the Fund provide that special meetings of stockholders will be called at the request of holders of shares entitled to cast a majority of all the votes entitled to be cast at the meeting. The Trust Instrument for the successor Fund organized as a Delaware business trust will provide that a special meeting of stockholders for the purpose of voting on the removal of any Trustee may be called by the holders of 10% or more of the outstanding shares of the successor Fund.


    (d) VOTING WITH RESPECT TO THE CORE PORTFOLIOS. In general, the rights of the successor Fund as an interestholder in the Core Portfolios are parallel to the rights of a stockholder with respect to the Fund. If there are other investors in a Core Portfolio, there can be no assurance that a vote of all of the interestholders of the Core Portfolio would result in the same outcome as a vote of stockholders of the successor Fund. If the outcome of a Core Portfolio vote was not consistent with the vote of the stockholders of the successor Fund, the Board of Trustees of the successor Fund would consider whether it was still in the best interests of the successor Fund and its stockholders to invest in such Core Portfolio.

    Investors in each Core Portfolio have no preemptive rights and no conversion rights. Each Core Portfolio normally does not hold meetings of investors except as required under the 1940 Act. As an investor in Core Portfolios, the successor Fund will be entitled to vote in proportion to its relative interest in each such Core Portfolio. The Fund may, as required by applicable law, hold meetings of its stockholders in regard to questions presented by the Core Portfolios to their shareholders. As to any issue on which successor Fund stockholders vote, the successor Fund will normally vote its interest in the Core Portfolio in proportion to the votes cast by its stockholders.


    Changing a fundamental policy of a Core Portfolio requires approval of a "majority of the outstanding voting securities" of the Core Portfolio as such term is defined at page 14 of this Proxy Statement. The Board of Trustees of SCF may change nonfundamental policies without prior interestholder approval. Other matters that will normally require approval of interestholders of the Core Portfolio include, subject to applicable statutory and regulatory requirements, the election of Trustees, approval of an investment advisory contract, certain amendments to the trust instrument of SCF, or a merger, consolidation or sale of substantially all of a Core Portfolio's assets.


    (e) RIGHTS OF INSPECTION. Under the MGCL, any stockholder of the Fund may inspect and copy, during usual business hours, the Bylaws of the Fund, minutes of the proceedings of stockholders, annual statements of affairs, and any voting trust agreements on file at the Fund's principal office. Any stockholder is entitled to receive, upon written request, a statement showing all stock and securities issued by the Fund during a specified period of not more than 12 months before the date of the request.

Moreover, one or more persons who have been stockholders for at least six months and who together hold at least five percent of the outstanding shares of the Fund may request in writing a statement of the Fund's current assets and liabilities and may inspect and copy the Fund's books of account and stock ledger. Under the Bylaws of the successor Fund, the Trustees shall from time to time determine whether, to what extent and under what other conditions the accounts and books of the successor Fund or any of them shall be open to the inspection of stockholders. No stockholder of the successor Fund will have any right to inspect any account or book or document of the successor Fund, except as conferred by law or otherwise by the Trustees or by resolution of the stockholders.


    WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION AS A DELAWARE BUSINESS TRUST? The Conversion will not be completed unless the Fund and the successor Fund receive an opinion from their tax counsel, Debevoise & Plimpton, to the effect that the federal income tax consequences of the Fund's reorganization as a Delaware business trust will be as follows: (1) no gain or loss will be recognized by the successor Fund or the Fund upon the transfer of all of the assets of the Fund to the successor Fund in exchange for shares of the successor Fund; and (2) no gain or loss will be recognized by stockholders of the Fund on the exchange of shares of the Fund for shares of the successor Fund, and the holding period and tax basis of such shares received by each stockholder of the Fund will be the same as the holding period and tax basis of the stockholder's Fund shares held immediately prior to the exchange.



    Although the Fund does not believe that the Conversion will result in any material tax costs to the Fund in any non-U.S. jurisdiction, there can be no assurance in this regard in view of the possibility of legislative developments or adverse interpretations of present tax laws or policies in such jurisdictions.



                                 PROPOSAL NO. 2
                             ELIMINATION OF ANNUAL
                            TENDER OFFER UNDERTAKING



    If Proposal No. 1 is not approved, the Fund will continue to operate as a closed-end fund. In view of such possibility, the Board of Directors is recommending that the stockholders vote to approve Proposal No. 2, eliminating the undertaking made in the Prospectus that the Fund conduct annual tender offers for its shares under the terms and conditions set forth in the Prospectus, because the tender offer process entailed substantial expense for the Fund and the Fund's discount returned to historical levels following expiration of the tender offer conducted in the first calendar quarter of 1997.



    THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF PROPOSAL NO. 2 BECAUSE OF THE POSSIBILITY THAT THE CONVERSION MAY NOT BE APPROVED. IF THE CONVERSION IS APPROVED, PROPOSAL NO. 2 NEED NOT BE IMPLEMENTED.


THE FUND'S PRESENT ANNUAL TENDER OFFER UNDERTAKING



    As stated in the Prospectus, in connection with the initial public offering of shares of the Fund, the Board of Directors determined at that time that it would be in the best interests of the stockholders to take action to attempt to reduce or eliminate the Fund's share price discount to NAV, and that annual tender offers for shares may help reduce any market discount that may develop. To that end, in the Prospectus the

Fund undertook to conduct an annual tender offer for its shares during the first calendar quarter of each year commencing in 1997 that the average of the closing prices on the NYSE for the Fund's weekly valuation day in each week during a specified period (the "Measurement Period") represents a discount of 3% or more from the average NAV of the Fund as determined on the same days in the same period. The Measurement Period is required to be a 12-week consecutive period beginning in the fourth calendar quarter of a calendar year and ending in the immediately following first calendar quarter.


THE FUND'S EXPERIENCE UNDER THE TENDER OFFER PROVISION


    In accordance with the Prospectus, the Fund conducted a tender offer for its shares during the first calendar quarter of 1997 pursuant to the Offer to Purchase dated February 19, 1997 (the "Tender"). The Tender commenced on February 19 and expired on March 20, 1997. In accordance with the terms and conditions of the Tender, the Fund purchased 3,500,000 shares pro rata in accordance with the number of shares tendered by each stockholder, or approximately 26% of the total shares tendered. The shares were purchased at $13.04 per share, the NAV at March 21, 1997, for a total price of $45,640,000. The total accrued cost to the Fund of conducting the Tender was approximately $338,000.



    For the period beginning on November 11, 1996 and ending on January 31, 1997 (the Measurement Period fixed to determine if the Tender would be required), the Fund's shares traded at an average weekly closing share price of $12.115, with an average discount of 10.96%. During the Tender, the Fund's average weekly closing share price on the NYSE was $12.61 and the average discount for the same period was 9.25%. Following the expiration of the Tender, the discount returned to historical levels. For the period from March 26 (the first valuation date following the completion of the Tender) to July 24, 1997, the Fund's average weekly closing share price was $11.93 and the average discount was 11.33%.


FACTORS CONSIDERED BY THE BOARD OF DIRECTORS


    The Board of Directors has concluded that the Fund's present annual tender offer policy is unlikely to provide an effective means of reducing or eliminating the Fund's discount over any substantial period of time, and does not produce sufficient benefits to the Fund or its stockholders to outweigh the costs of maintaining the policy.


    As reflected above, the Tender did not at any time eliminate the Fund's discount. While the discount was reduced from time to time during the pendency of the Tender, the discount widened to pre-Tender levels shortly after the Tender expired. As a result, while the Tender did enable stockholders to recover part of their investment in the Fund at NAV, it produced no lasting benefit to the remaining stockholders. Although the Fund is not aware of any evidence suggesting that its tender offer undertaking has caused shares of the Fund to trade at a discount significantly less than would have existed in the absence of such undertaking, there is a possibility that the Fund's discount may widen if Proposal No. 2 is approved and the Fund continues to operate as a closed-end fund.


    The Board of Directors reviewed the costs and other potential burdens imposed on the Fund by the Tender, including (i) the legal, administrative and other expenses arising from the Tender, amounting to approximately $338,000,
(ii) the impact of the Tender on the expense ratio of the Fund, and (iii) the impact of the Tender on the Fund's portfolio holdings, liquidity and investment operations. The Board of

Directors also considered the cumulative impact of successive annual tender offers, particularly with regard to the effect of such tender offers on the Fund's net assets and its ability to meet its investment objective. In addition, the Board of Directors considered that continuation of the requirement mandating annual tender offers would simply result in liquidation of the Fund over time.


    The Board of Directors considered alternative means of addressing the Fund's discount, including conversion to open-end structures, merger into other existing funds, or conducting periodic distributions or repurchases of shares. In that regard, the Directors reviewed the experiences of other closed-end funds facing share price discounts, including those funds with policies requiring action in response to such discounts. The Directors considered the range of actions taken by other funds and the effectiveness of such actions in reducing or eliminating share price discounts.

WHAT VOTE IS REQUIRED TO ELIMINATE THE TENDER OFFER UNDERTAKING?


    Approval of the elimination of the annual tender offer undertaking requires the affirmative vote, at a meeting of the stockholders duly called and at which a quorum is present, of a "majority of the outstanding voting securities" of the Fund, as defined by the 1940 Act. (See page 14 of this Proxy Statement.) Abstentions and broker non-votes have the effect of votes against eliminating the policy.

                        FURTHER INFORMATION ABOUT VOTING
                          AND THE STOCKHOLDER MEETING

WHAT IS THE REQUIRED QUORUM?

    In order to hold the Special Meeting, holders of a majority of the Fund's shares entitled to vote must be present, in person or by proxy, at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's stockholders.

    In the absence of a quorum, the holders of a majority of shares entitled to vote at the Special Meeting and present in person or by proxy, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the meeting may adjourn the Special Meeting SINE DIE or from time to time without further notice to stockholders to a date not more than 120 days after July 18, 1997. Any business that might have been transacted at the Special Meeting may be transacted at any such adjourned meeting at which a quorum is present.

HOW WILL VOTES BE COUNTED?

    The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is properly executed when received. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on a Proposal by checking the "Abstain" box. (As noted earlier, an abstention as to either Proposal No. 1 or Proposal No. 2 will have the effect of a vote against that Proposal.) Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy card and give no voting instructions with respect to a Proposal, your shares will be voted FOR each Proposal.

    Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund but not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power on that Proposal. If a Proposal must be approved by a percentage of voting securities present at the meeting or a majority of the Fund's outstanding shares, abstentions and broker non-votes will be considered to be voting securities that are present and will have the effect of votes against the Proposal.

CAN I CHANGE MY VOTE AFTER I DELIVER MY PROXY?

    Any proxy may be revoked at any time before it is exercised by filing a written notice of revocation with the Fund, by delivering a properly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

WILL ANY OTHER MATTERS BE ACTED UPON AT THE SPECIAL MEETING?

    The Board of Directors knows of no business other than Proposals No. 1 and No. 2 which will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in their discretion.


VOTING BY TELEPHONE



    In addition to voting in person or by executing a written proxy, a stockholder may by telephone authorize another person to act as his or her proxy and provide instructions on the voting of his or her shares. The Fund has been advised by counsel that these procedures are consistent with the requirements of Maryland law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Special Meeting. The Fund is unaware of any such challenge at this time.



    Under these procedures, stockholders would be called at the telephone number SCMI has in its records for their accounts, and would be asked for their social security number or other identifying information. The stockholders would then be given an opportunity to authorize proxies to vote their shares at the Special Meeting in accordance with their instructions. To ensure that the stockholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail within 72 hours. A special toll-free number, 1-800-733-8481 extension 484, is available in case the information contained in the confirmation is incorrect, or if a stockholder wants to change his or her vote.



COST OF THE SPECIAL MEETING


    The cost of the Special Meeting, including the expense of preparing, printing and mailing the enclosed form of proxy and accompanying Notice of Special Meeting and Proxy Statement, will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Fund. To ensure that sufficient shares of Common Stock are represented at the Special Meeting to permit approval of the Proposals outlined in the Proxy Statement, the Fund has retained at its expense Shareholder Communications Corporation to perform certain proxy solicitation services in respect of the Special Meeting, for a fee of $15,000, together with reimbursement of such firm's expenses. The address of Shareholder Communications Corporation is 17 State Street, New York, New York 10004.


STOCKHOLDER PROPOSALS


    If the Conversion is approved, the Fund will not conduct annual meetings of stockholders other than to the extent required by the 1940 Act. If the Conversion is not approved, proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund for inclusion in its Proxy Statement and form of proxy by December 18, 1997.


OTHER INFORMATION


    While the Fund is a Maryland corporation, certain of its Directors and officers are non-residents of the United States and have all, or a substantial part, of their assets located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors or officers within the United States or effectively to enforce judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. In addition, such civil remedies as are afforded by the federal securities laws of the United States may not be enforceable in the United Kingdom, the residence of the non-U.S. resident Directors and officers of the Fund.

    The Chase Manhattan Bank is the Fund's custodian. Its address is Global Custody Division, Chase MetroTech Center, Brooklyn, New York 11245. Boston EquiServe serves as transfer agent, dividend paying agent, and registrar for the Fund. Its address is 225 Franklin Street, Boston, Massachusetts 02110.

    The Fund sends annual and quarterly reports to stockholders. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, TO STOCKHOLDERS UPON REQUEST TO THE FUND'S ADMINISTRATOR, PRINCETON ADMINISTRATORS, L.P., 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536 (OR CALL 1-800-688-0928).

                                          By order of the Board of Directors


                                          /s/ MARGARET H. DOUGLAS-HAMILTON


                                          Margaret H. Douglas-Hamilton
                                                    Secretary

New York, New York
Dated: July 29, 1997

                                                  EXHIBIT A
                                                  [MARKED TO SHOW
                                                  CHANGES FROM THE
                                                  FUND AGREEMENT]

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

[SAME FORM OF AGREEMENT FOR ASSET ALLOCATION AGREEMENT AND FOR STANDBY ADVISORY AGREEMENT. BOTH AGREEMENTS HAVE IDENTICAL TERMS, EXCEPT FOR THE FEE PROVISIONS SET FORTH AT SECTION 4.]

    Agreement, dated and effective as of [#][May 15, 1996][/#] [*]      [/*],
between Schroder Asian Growth Fund, [#][Inc., a Maryland corporation][/#] [*]a Delaware business trust[/*] (herein referred to as the "Fund") and Schroder Capital Management International Inc., a New York corporation (herein referred to as the "Investment Adviser").

                              W I T N E S S E T H:

    WHEREAS, the Fund is a non-diversified [#][closed][/#] [*]open[/*]-end management company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

    WHEREAS, the Investment Adviser provides investment advice and is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is registered with the United Kingdom Investment Management Regulatory Organisation ("IMRO");

    WHEREAS, the Fund [#][has previously retained][/#] [*]desires to retain[/*] the Investment Adviser to render investment advisory services to or on behalf of the Fund [#][pursuant to an Investment Advisory Agreement dated and effective as of December 21, 1993 (the "Agreement")][/#] [*]in the manner and on the terms hereinafter set forth[/*]; and

    WHEREAS, the [#][Fund and the][/#] Investment Adviser [#][desire to amend the Agreement in order to revise the provisions relating to the compensation of the Investment Adviser][/#] [*]is willing to render such investment advisory services to the Fund[/*];

    NOW, THEREFORE, in consideration of the promises and covenants hereinafter contained, the Fund and the Investment Adviser hereby agree as follows:

    1. ENGAGEMENT OF THE INVESTMENT ADVISER. The Fund hereby employs the Investment Adviser to act as the investment adviser to the Fund and to provide the investment advisory services described below, subject to the supervision of the Board of [#][Directors][/#] [*]Trustees[/*] of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority hereunder to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    2. INVESTMENT ADVISORY SERVICES. Subject always to the Fund's [#][Articles of Incorporation][/#] [*]Trust Instrument[/*], its Bylaws and its registration statement filed on Form N-[#][2][/#] [*]1A[/*] with the SEC, as such registration statement may be amended from time to time (the "Registration Statement"), the Investment Adviser shall act as investment adviser to the Fund and as such shall furnish continuously an investment program for the Fund consistent with the Fund's investment objective, policies and restrictions. In the performance of its duties hereunder, the Investment Adviser shall:

    (a) determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities and assets in which the Fund invests or in cash;

    (b) make decisions for the Fund with respect to foreign currency matters and foreign exchange contracts, having regard to foreign exchange controls, if any;

    (c) advise the Fund in connection with policy decisions to be made by its Board of [#][Directors][/#] [*]Trustees[/*] or any committee thereof with respect to its investments and, as requested, furnish the Fund with research, economic and statistical data in connection with its investments and investment policies;

    (d) submit such reports relating to the valuation of the Fund's securities as the Fund's Board of [#][Directors][/#] [*]Trustees[/*] or the Fund's administrator may reasonably request;

    (e) place orders for the purchase, sale or exchange of portfolio assets for the Fund's accounts with brokers or dealers selected by the Investment Adviser; provided, however, that in connection with the placing of such orders and the selection of such brokers or dealers the Investment Adviser shall seek to obtain execution and pricing within the policy guidelines established by the Fund's Board of [#][Directors][/#] [*]Trustees[/*] and set forth in the Registration Statement of the Fund as in effect from time to time;

    (f) provide information in the possession of the Investment Adviser to the Fund's administrator as the Fund's administrator may request to maintain and preserve the records required by the Investment Company Act;

    (g) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Investment Adviser may deem necessary or useful in the discharge of its duties hereunder; and

    (h) from time to time, or at any time requested by the Fund's Board of [#][Directors][/#] [*]Trustees[/*], make reports to the Fund concerning its performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund.

    3.  ALLOCATION OF CHARGES AND EXPENSES.

    (a) The Investment Adviser shall pay for maintaining its staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, maintain the office space, facilities, equipment and personnel that are reasonably necessary to carry out its obligations hereunder. In addition, the Investment Adviser shall pay the reasonable salaries, fees and expenses of such of the Fund's officers and employees (including the Fund's share of payroll taxes) and any fees and expenses of such of the Fund's [#][directors][/#] [*]Trustees[/*] as are directors, officers or employees of the Investment Adviser[#][,][/#] [*]or of Forum Financial Group Limited Liability Company ("Forum") or their affiliates;[/*] provided, however, that the Fund, and not the Investment Adviser, shall bear out-of-pocket travel expenses of [#][directors][/#] [*]Trustees[/*] and officers of the Fund [*]or of Forum[/*] who are directors, officers or employees of the Investment Adviser [*]or Forum[/*] to the extent that such expenses relate to attendance at meetings of the Board of [#][Directors][/#] [*]Trustees[/*] of the Fund or any committees thereof.

    (b) The Fund assumes and shall pay or cause to be paid fees to the Investment Adviser and the Fund's administrator and all other expenses of the Fund including, without limitation: (i) charges and expenses of any custodian, subcustodian or depositary appointed by the Fund for the safekeeping of its cash, securities or property and fees and expenses of any transfer agent, dividend paying agent and registrar for the Fund; (ii) charges and expenses of accounting and auditing; (iii) expenses and fees associated with registering and qualifying securities issued by the Fund for sale with the SEC and in various states and foreign jurisdictions and expenses of preparing share certificates and other expenses in connection with the issuance, offering or underwriting of securities issued by the Fund, including stock exchange listing fees and freight insurance and other charges in connection with the shipment of the Fund's portfolio securities; (iv) expenses of stationery, preparing, printing and distributing reports, notices and dividends and other documents to the Fund's shareholders, including, without limitation, expenses of tender offers for and repurchases of securities issued by the Fund, in each case, to the extent not borne by the Fund's administrator; (v) interest on any indebtedness of the Fund;
(vi) governmental fees and taxes of the Fund, including any stock transfer tax payable on a portfolio security of the Fund; (vii) brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; (viii) costs of [#][directors'][/#] [*]Trustees'[/*] and officers' insurance and fidelity bonds; (ix) compensation and expenses of the [#][directors][/#] [*]Trustees[/*] who are not interested persons of the Investment Adviser, including out-of-pocket travel expenses; (x) costs and expenses incidental to holding meetings of the Board of [#][Directors][/#] [*]Trustees[/*], or any committees thereof, or meetings of shareholders including out-of-pocket travel expenses of [#][directors][/#] [*]Trustees[/*] and officers of the Fund [*]or Forum[/*] who are directors, officers or employees of the Investment Adviser to the extent that such expenses relate to attendance at such meetings; ([*]xi[/*]) fees for legal, auditing and consulting services and litigation expenses, including settlement or arbitration costs; ([*]xii[/*]) dues and expenses incurred in connection with membership in investment company organizations and expenses relating to investor and public relations; and ([*]xiii[/*]) costs, expenses and fees incurred in connection with obtaining, maintaining, refinancing or repaying indebtedness. It is understood that the organizational, offering and marketing expenses, including accounting, legal and printing expenses and registration fees incurred by the Investment Adviser on behalf of the Fund in connection with the initial public offering of the Fund's securities will be reimbursed to the Investment Adviser by the Fund [#][within the limitations set forth in the Prospectus of the Fund contained in the Fund's Registration Statement][/#].

    4.  COMPENSATION OF THE INVESTMENT ADVISER.

    (a) [*]FOR ASSET ALLOCATION AGREEMENT ONLY: In consideration of the foregoing, the Fund shall pay the Adviser a fee at an annual rate of 0.20% of the average daily net assets of the Fund. Such fees shall be accrued daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during any prior calendar month.[/*]



    [*]FOR STANDBY ADVISORY AGREEMENT ONLY: In consideration of the foregoing, the Fund shall pay the Adviser a fee at an annual rate of 0.90% of the average daily net assets of that portion of the assets of the Fund that are not invested in another registered open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(G) of the Investment Company Act of 1940, the rules thereunder or an applicable order of the Securities and Exchange Commission, granting an exemption from the prohibitions of Rule 12(d)(1) of that Act. No fee shall be payable hereunder during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or a separate series thereof, in accordance with Section 12(d)(1)(E) of the Investment Company Act.[/*]


    (a) [#]For the services rendered, the equipment and facilities furnished and expenses assumed by the Investment Adviser, commencing on the date of effectiveness hereof, the Fund shall pay in arrears to the Investment Adviser as of the end of each calendar month a fee in U.S. dollars at an annual rate of (i) 1.00% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of liabilities of the Fund) up to and including $300 million; and (ii) 0.85% of the Fund's average weekly net assets in excess of $300 million. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average daily net assets of the Fund for each week during the month. The net assets for each weekly period are determined by averaging the net assets at the last business day of such weekly period with the net assets at the last business day of the immediately preceding weekly period. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the relevant month as a percentage of the total number of days in such month in order to permit the fee to be calculated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall be deemed to be the average net asset value at the close of each succeeding week until it is again determined.[/#]

    (b) EXPENSE LIMITATIONS. In the event the operating expenses of the Fund, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year of the Fund ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Adviser shall reduce its management fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Fund in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs, including settlement or arbitration costs, and any indemnification related thereto) paid or payable by the Fund. Whenever the expenses of the Fund exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the management fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.

    5.  LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER.

    (a) The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers and employees of the Investment Adviser as well as that corporation itself.

    (b) The Investment Adviser shall not be liable for any losses caused by disturbances of its operations by virtue of force majeure, war, riot, or damage caused by nature or due to other events for which it is not responsible (e.g., strike, lock-out or losses caused by the imposition of foreign exchange controls, expropriation of assets or other acts of domestic or foreign authorities).

    (c) The presence of exculpatory language in this Agreement shall not be deemed by the Fund, the Investment Adviser or any other party appointed pursuant to this Agreement, including, without limitation, any custodian, as in any way limiting causes of action and remedies which may, notwithstanding such language, be available to the Fund either under common law or statutory law principles applicable to fiduciary relationships or under the federal securities laws.

    6.  OTHER ACTIVITIES OF THE INVESTMENT ADVISER AND ITS AFFILIATES.

    (a) Nothing herein contained shall prevent the Investment Adviser or any of its affiliates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to that of the Fund; and it is specifically understood that officers, directors and employees of the Investment Adviser and its affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and to other investment advisory clients. When other clients of the Investment Adviser desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by the Investment Adviser to be equitable to the Fund and such clients.

    (b) The Investment Adviser reserves the right to grant the use of the name "SCHRODER," or any derivative thereof, to any other investment company or business enterprise. The Investment Adviser reserves the right to withdraw from the Fund the use of the name "SCHRODER" and the use of its registered service mark; at such time of withdrawal of the right to use the name "SCHRODER," the Investment Adviser agrees that the question of continuing this Agreement may be submitted to a vote of the Fund's shareholders. In the event of such withdrawal or the termination of this Agreement, for any reason, the Fund will, on the written request of the Investment Adviser, take such action as may be necessary to change its name and eliminate all reference to the word "SCHRODER" in any form, and will no longer use such registered service mark.

    7[*]. LIMITATION OF LIABILITY OF THE FUND TRUSTEES. The Trustees of the Fund and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the

Fund to which the Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Fund or the shareholders of the Fund.[/*]

    [*]8[/*]. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force until the second anniversary of the effective date of this Agreement first set forth above and from year to year thereafter, but only so long as such continuance is approved at least annually by (a) the vote of a majority of the [#][directors][/#] [*]Trustees[/*] of the Fund who are not parties to the Agreement or interested persons of the Investment Adviser or interested persons of any such party (other than as [#][directors][/#] [*]Trustees[/*] of the Fund), cast in person at a meeting called for the purpose of voting on such approval, and (b) the vote of either (i) the Board of [#][Directors][/#] [*]Trustees[/*] of the Fund or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may be terminated at any time, without payment of any penalty, by the Fund either by the vote of the Board of [#][Directors][/#] [*]Trustees[/*] of the Fund or by the vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to the Investment Adviser, and by the Investment Adviser on sixty
(60) days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment by either party. In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the Investment Company Act (particularly the definitions of "assignment," "interested person" and "voting security") shall be applied.

    [#][8][/#] [*]9[/*]. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by the vote of: (a) the Board of [#][Directors][/#] [*]Trustees of the Fund[/*], including a majority of the [#][directors][/#] [*]Trustees[/*] who are not parties to the [*]Advisory[/*] Agreement or interested persons of the Investment Adviser or interested persons of any such party (other than as [#][directors][/#] [*]Trustees[/*] of the Fund), cast in person at a meeting called for the purpose of voting on such approval and (b) a majority of the outstanding voting securities of the Fund.

    [#][9][/#] [*]10[/*]. NOTICE. Any notice or other communication required to be given pursuant to this Agreement shall be in writing or by fax, with hard copy to follow, and shall be effective upon receipt. Notices and communications shall be given: (a) to the Fund at c/o Schroder Capital Management International Inc., 787 Seventh Avenue, 34th Floor, New York, New York l00l9, Attention:
[#][Laura E. Luckyn Malone][/#] [*]Louise Croset[/*] and (b) to the Investment Adviser at the same address.

    [#][10][/#] [*]11[/*]. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of [#][New York][/#] [*]Delaware[/*] and the applicable provisions of the Investment Company Act. To the extent [#][the][/#] applicable laws of the State of [#][New York][/#] [*]Delaware[/*], or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

    [#][11][/#] [*]12[/*]. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    The [#][Investment][/#] Adviser confirms that the Fund is a [#]["business][/#][*]Non-private[/*] Customer[#]["][/#] as defined [#][by][/#] [*]in the rules of[/*] IMRO and is being treated with the same standard of care as an employee benefit plan subject to regulation under the [#][Employment][/#] [*]Employee[/*] Retirement Income Security Act of 1974, as amended.

    The Fund confirms that it has been provided with independent legal advice on this Agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                          SCHRODER ASIAN GROWTH [#][][/#]FUND
                                          [#][, INC.][/#]
                                          [*]By:                            [/*]
                                          SCHRODER CAPITAL MANAGEMENT
                                           INTERNATIONAL INC.
                                          [*]By:                            [/*]

                                                                       EXHIBIT B

                      AGREEMENT AND PLAN OF REORGANIZATION

    AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of between SCHRODER ASIAN GROWTH FUND, INC. (the "Fund"), a corporation formed under the laws of the State of Maryland, and SCHRODER ASIAN GROWTH FUND (the "Trust"), a business trust formed under the laws of the State of Delaware, all of the initial shares of beneficial interest of which are owned by the Fund.

    WHEREAS, this Agreement is intended to effect the reorganization of the Company into a Delaware business trust by the transfer of all of the assets of the Fund to the Trust solely in exchange for assumption by the Trust of all of the liabilities of the Fund and issuance to the Fund of shares of beneficial interest of the Trust (the "Class A Shares"), followed by the distribution, on the Closing Date, as hereinafter defined, of the Class A Shares of the Trust to the holders of shares of the Fund (the "Stockholders") and by the liquidation and termination of the Fund as provided herein, all upon the terms and conditions hereinafter set forth; and

    WHEREAS, the Reorganization, as hereinafter defined, is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

    NOW THEREFORE, in consideration of the promises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  STOCKHOLDER APPROVAL.

    A special meeting (the "Meeting") of the Fund shall be called and held for the purpose of approving this Agreement and the transactions contemplated herein.

2.  REORGANIZATION.

    The transactions described in this section are hereinafter referred to as the "Reorganization." The Reorganization shall occur with respect to the Fund and the Trust.

    2.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Fund agrees to transfer substantially all of its assets as set forth in paragraph 2.2 to the Trust. The Trust agrees in exchange therefor (1) that the Trust shall assume all of the Fund's liabilities, whether contingent or otherwise, existing as of the Closing Date, and further (2) that on the Closing Date the Trust shall deliver to the Fund the number of full and fractional Class A Shares equal to the value and number of full and fractional shares of the Fund outstanding on the Closing Date.

    2.2. The assets of the Fund transferred to the Trust shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividend receivables), claims or rights of action or rights to register shares under applicable securities laws, books and records of the Fund, all other property owned by the Fund and all deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date.

    2.3. Immediately upon delivery of the Class A Shares to the Fund, the Directors are authorized, on behalf of the Fund, (1) to elect as trustees of the Trust ("Trustees") the persons who currently serve as directors of the Fund; and (2) to approve (i) the investment advisory agreements between Schroder Capital Management International Inc., the investment adviser of the Fund (the "Adviser"), and the Trust (the "Advisory Agreements"), each of which shall have been approved by the stockholders of the Fund, and (ii) the continuation for the Trust's fiscal year ending October 31, 1997 of the engagement of the independent accountants who currently serve in that capacity for the Fund.


    2.4. Upon consummation of the transactions described in paragraph 2.1 of this Agreement, the Class A Shares acquired by the Fund pursuant to paragraph
8.1 hereof shall be redeemed by the Trust for $1.00 and the Fund will distribute to each Fund Stockholder of record Class A Shares of the Trust pro rata in proportion to the Fund Stockholder's interest in the Fund in liquidation and redemption of the Fund Stockholder's Fund shares. Simultaneously with such crediting of Class A Shares of the Trust to Fund Stockholders, their Fund shares shall be canceled. The Trust will not issue certificates evidencing Class A Shares in connection with such distribution except upon written request.


    2.5. As soon as practicable after the distribution pursuant to paragraph 2.4 of Class A Shares, the Fund shall be liquidated and terminated.

    2.6. Ownership of Class A Shares by the former Fund Stockholders will be reflected on the books of the Trust's transfer agent.

    2.7. Any reporting responsibility of the Fund is and shall remain its responsibility up to and including the later of the Closing Date and any date on which the Fund may be liquidated and terminated.

3.  CLOSING AND CLOSING DATE.

    3.1. The closing shall occur at such time as the parties may mutually agree. The transfer of substantially all of the Fund's assets in exchange for the assumption by the Trust of the liabilities of the Fund and the issuance of Class A Shares, as described above, together with all related acts necessary to
consummate such acts (the "Closing"), shall occur on       ("Closing Date") at
the offices of Forum Financial Services, Inc., sub-administrator of the Company, at Two Portland Square, Portland, Maine, or at such other place or later date as the parties may agree. All acts taking place in the Closing shall be deemed to take place simultaneously as of the last determination of the Fund's net asset value or at such other time and place as the parties may agree.

    3.2. In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on said exchange or in any market in which portfolio securities of the Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of the Fund is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

    3.3. The Fund shall deliver at the Closing a certificate of an authorized officer of the Fund stating that it has notified the custodian of the Fund of the transfer of the assets of the Fund to the Trust.

    3.4. The transfer agent for the Fund shall deliver at the Closing a certificate as to the transfer on its books and records of the Fund Stockholder's account to an account of the Trust. The Trust shall issue and deliver a confirmation to the Fund of the number of Class A Shares to be credited to the Fund with respect to the Trust on the Closing Date or provide evidence satisfactory to the Fund that such Class A Shares have been credited to the Fund's account on the books of the Trust.

    3.5. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as such other party may reasonably request.

4.  VALUATION.


    4.1. The value of the Fund's net assets to be acquired by the Trust shall be the net asset value computed as of the close of business on the last business day preceding the Closing Date, using the valuation procedures set forth in the Fund's then current prospectus. For purposes of this Agreement, a "business day" shall mean each day that the New York Stock Exchange is open for trading.


    4.2. The number, value and denominations of full and fractional Class A Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value and denominations of full and fractional Fund shares outstanding as of the close of business on the last business day preceding the Closing Date.

5.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE FUND.

    5.1. ORGANIZATION, EXISTENCE, ETC. The Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted. The Fund is not, and is not required to be, qualified to do business as a foreign corporation under the laws of any jurisdiction. The Fund has all necessary Federal, state and local authorizations to own all of its properties and assets and to carry on its business as it is now being conducted.

    5.2. REGISTRATION AS AN INVESTMENT COMPANY. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

    5.3. CAPITALIZATION. The authorized stock of the Fund consists of 100,000,000 shares of Common Stock, each having a par value of $.01 per share, and 16,107,100 shares are issued and outstanding.

    5.4. FINANCIAL STATEMENTS. The audited financial statements of the Fund for the fiscal year ended October 31, 1997 (the "Financial Statements") fairly present the financial position of the Fund as of the date thereof and the results of its operations and changes in its net assets for the periods indicated.

    5.5. FUND SHARES. The outstanding shares of the Fund are duly and validly issued and outstanding, fully paid and nonassessable.

    5.6. AUTHORITY RELATIVE TO THIS AGREEMENT. The Fund has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Fund's Board of Directors and no other corporate proceedings by the Fund, other than the approval of this Agreement by the Fund Stockholders at the Special Meeting, are necessary to authorize the performance of this Agreement and the transactions contemplated hereby.

    5.7. LIABILITIES. There are no liabilities of the Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Financial Statements and liabilities incurred in the ordinary course of business subsequent to October 31, 1997, none of which has been materially adverse to the business, assets or results of operations of the Fund. All liabilities of the Fund to be assumed by the Trust were incurred by the Fund in the ordinary course of business.

    5.8. LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Fund, threatened which would adversely affect the Fund's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby. The Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code.

    5.9. CONTRACTS. Except for contracts and agreements disclosed in the initial prospectus of the Fund or as otherwise described in the Fund's reports required under the Securities Exchange Act of 1934, as amended, under which no material default exists, the Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Fund.


    5.10. TAXES. The Fund has filed all federal income tax returns of the Fund required to be filed by it, and all taxes payable pursuant to such returns have been paid. The Fund has qualified as a regulated investment company ("RIC") under Subchapter M of the Code for each taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year through the Closing Date.


    5.11. LIQUIDATION AND TERMINATION. The Fund will be liquidated and terminated as soon as practicable after completion of the Reorganization.

6.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE TRUST.

    The Trust represents and warrants to the Fund as follows:

    6.1. ORGANIZATION, EXISTENCE, ETC. The Trust is a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Trust has filed its Trust Certificate with the Secretary of State of Delaware.

    6.2. REGISTRATION AS AN INVESTMENT COMPANY. On the Closing Date and upon the adoption of the Registration Statement, the Trust will be registered under the 1940 Act as an open-end management investment company.

    6.3. CAPITALIZATION. Prior to the Closing Date, there shall be no issued and outstanding Class A Shares. Class A Shares issued on the Closing Date in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and non-assessable under Delaware law.

    6.4. COMMENCEMENT OF OPERATIONS. The Trust has not commenced operations and will not commence operations until after the Closing.

    6.5. AUTHORITY RELATIVE TO THIS AGREEMENT. The Trust has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Trustees, and no other proceedings are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Trust is not a party to or obligated under any charter, bylaw, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

    6.6. LIABILITIES. There are no liabilities of the Trust, whether or not determined or determinable, other than liabilities otherwise previously disclosed to the Fund, none of which has been materially adverse to the business, assets or results of operations of the Trust.

    6.7. LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby.

    6.8. CONTRACTS. Except for contracts and agreements disclosed to the Fund, under which no default exists, the Trust is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

    6.9. TAXES. The Trust intends that it will meet all the requirements to qualify as a RIC under Subchapter M of the Code for each of the taxable years ending after the Reorganization.

    6.10. CONTINUATION OF THE FUND'S BUSINESS. The Trust has no plan or intention to issue additional Class A Shares following the Reorganization except for shares issued in the ordinary course of the Trust's business as an open-end investment company; nor does the Trust have any plan or intention to redeem or otherwise reacquire any Class A Shares issued to Fund Stockholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business. The Trust will actively continue the Fund's business.

7.  CONDITIONS TO OBLIGATIONS OF THE TRUST.

    The obligations of the Trust hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    7.1. APPROVAL BY STOCKHOLDERS. This Agreement and the transactions contemplated hereby, including, as necessary, any temporary amendment of any investment restrictions of the Fund that might otherwise preclude the consummation of the Reorganization, shall have been approved by the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote on the matter.


    7.2. COVENANTS, WARRANTIES AND REPRESENTATIONS. The Fund shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Fund since October 31, 1997, and the Trust shall have received a certificate of the President of the Fund satisfactory in form and substance to the Trust so stating.


    7.3. TAX OPINION. The Fund and the Trust shall have received an opinion of their tax counsel, dated on or before the Closing Date, to the effect that, on the basis of existing provisions of the Code, current Treasury Regulations issued thereunder, administrative interpretations thereof and court decisions, for Federal income tax purposes: (i) no gain or loss will be recognized by the Trust or the Fund upon the transfer of the assets of the Fund to the Trust in exchange for Class A Shares of the Trust; and (ii) no gain or loss will be recognized by Fund Stockholders on the exchange of shares of the Fund for Class A Shares of the Trust and the holding period and tax basis of the Class A Shares of the Trust received by each Stockholder of the Fund will be the same as the holding period and tax basis of the Stockholder's Fund shares held immediately prior to the exchange. For purposes of rendering their opinion, tax counsel may rely exclusively, and without independent verification as to factual matters, upon the statements made in this Agreement, upon the proxy statement which will be distributed to Fund Stockholders in connection with the Reorganization, and upon such other written representations as the Trust and the Fund will have verified as of the Closing Date.


    7.4. OPINION OF COUNSEL. The Fund and the Trust shall have received the opinion of counsel, dated as of the Closing Date and addressed to each of them, to the effect that: (i) the Fund is a corporation duly organized and existing under the laws of the State of Maryland, and the Trust is a Delaware business trust duly organized and validly existing under the laws of the State of Delaware; (ii) the Fund is a closed-end management investment company registered under the 1940 Act, and the Trust is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Fund and the Trust, and this Agreement has been duly executed and delivered by the Fund and the Trust, and is a valid and binding obligation of each of the Fund and the Trust, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally and to general principles of equity; (iv) the Trust's Registration Statement has been declared effective under the Securities Act and, to the best of counsel's knowledge after reasonable investigation, no stop order has been issued or threatened suspending its effectiveness; and (v) the Class A Shares of the Trust to be issued in the Reorganization have been duly authorized and upon issuance thereof will be validly issued, fully paid and nonassessable.


8.  CONDITIONS TO OBLIGATIONS OF THE FUND.

    The obligations of the Fund hereunder with respect to the consummation of the Reorganization as it relates to the Fund are subject to the satisfaction of the following conditions:

    8.1. ISSUANCE OF INITIAL SHARE. Prior to the Closing, the Trustees of the Trust shall have authorized the issuance of, and the Trust shall have issued, one share of the Trust to the Fund in consideration of the payment of $1.00 for the purpose of enabling the Fund to vote on the matters referred to in paragraph
2.3 of this Agreement.

    8.2. COVENANTS, WARRANTIES AND REPRESENTATIONS. The Trust shall have complied with each of its covenants contained herein, and each of the representations and warranties contained herein shall be true in all material respects as of the Closing Date.

    8.3. REGULATORY APPROVAL. All necessary orders of exemption under the 1940 Act with respect to the transactions contemplated hereby shall have been granted by the Commission; and all approvals, registrations, and exemptions under Federal and state laws considered to be necessary shall have been obtained.


    8.4. TAX OPINION. The Fund and the Trust shall have received the opinion referred to in paragraph 7.3 of this Agreement.


9. AMENDMENTS; WAIVERS; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS.

    9.1. AMENDMENTS. This Agreement may be amended at any time by action of the directors of either party hereto notwithstanding approval thereof by the Fund Stockholders, provided that no amendment shall have a material adverse effect on the interests of such stockholders.

    9.2. WAIVERS. At any time prior to the Closing Date either of the parties may waive compliance with any of the covenants or conditions made for its benefit contained herein.

    9.3. TERMINATION BY EITHER PARTY. This Agreement may be terminated at any time prior to the Closing Date without liability on the part of either party hereto or its respective Trustees, Directors, officers or stockholders by any party on notice to the other party.

    9.4. SURVIVAL. No representations, warranties or covenants made in or pursuant to this Agreement (including certifications of officers) shall survive the Reorganization.

10. EXPENSES/LIABILITIES.

    The Fund and the Trust shall each be responsible for all of their expenses in connection with the Reorganization.

11. GENERAL.

    This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Trust and the Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Attest:                                         SCHRODER ASIAN GROWTH FUND, INC.

By
----------------------------------                                            By
----------------------------------

Attest:                                               SCHRODER ASIAN GROWTH FUND

By
----------------------------------                                            By
----------------------------------

COPIES OF THE TRUST INSTRUMENT, AS AMENDED, ESTABLISHING THE TRUST ARE ON FILE WITH THE SECRETARY OF THE TRUST, AND NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT AND PLAN OF REORGANIZATION IS EXECUTED ON BEHALF OF THE TRUST BY OFFICERS OF THE TRUST AS OFFICERS AND NOT INDIVIDUALLY AND THAT THE OBLIGATIONS OF OR ARISING OUT OF THIS AGREEMENT ARE NOT BINDING UPON ANY OF THE TRUSTEES, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS OF THE TRUST INDIVIDUALLY BUT ARE BINDING ONLY UPON THE ASSETS AND PROPERTY OF THE TRUST.

                              [Form of Proxy Card]

                        SCHRODER ASIAN GROWTH FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              SPECIAL MEETING OF STOCKHOLDERS--SEPTEMBER 17, 1997

The undersigned stockholder of Schroder Asian Growth Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Mr. David M. Salisbury and Mr. I. Peter Sedgwick, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Fund to be held at 787 Seventh Avenue, New York, New York 10019, on Wednesday, September 17, 1997, at 4:00 p.m., New York City time, and any adjournment thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and of the accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED ON THE REVERSE SIDE.

PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

    HAS YOUR ADDRESS CHANGED?                                        DO YOU HAVE ANY COMMENTS?
(Please specify below)

 /X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Approval of the conversion of the Fund from a closed-end investment company to an open-end investment company, as more fully described in the accompanying Proxy Statement, by:

       (a) Amending the fundamental policies of the Fund to enable the Fund to participate in an open-end "Core and Gateway-SM- Fund Structure."

       (b) Approving new investment advisory agreements with SCMI, to take effect upon the conversion.

       (c) Changing the Fund's subclassification under the Investment Company Act of 1940 from a closed-end company to an open-end company in order to effect the conversion.

       (d) Adopting an Agreement and Plan of Reorganization pursuant to which the Fund would reorganize from a Maryland corporation into a Delaware business trust.

             For / /             Against / /             Abstain / /

2. Elimination of mandatory tender offer undertaking, as more fully described in the accompanying Proxy Statement.

             For / /             Against / /             Abstain / /

3. The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting or any adjournment or postponement thereof.

       Mark box at right if comments or address change have been noted on the reverse side of this card. / /

RECORD DATE SHARES: _________________

Please be sure to sign and date this proxy.  Date:_________________

Stockholder sign here _________________ Co-owner sign here_________________